EXHIBIT 10.32













                             UCAR CARBON SAVINGS PLAN
               (As Amended and Restated Effective January 1, 1996)














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                                TABLE OF CONTENTS
                                -----------------


   ARTICLE                                                                 PAGE
   -------                                                                 ----


INTRODUCTION................................................................  1

     I.  DEFINITIONS........................................................  2

         1.1      "Additional Company Contributions"........................  2
         1.2      "Additional Contribution".................................  2
         1.3      "Affiliate"...............................................  2
         1.4      "Alternate Payee".........................................  2
         1.5      "Basic Deduction".........................................  3
         1.6      "Before Tax Contribution".................................  3
         1.7      "Beneficiary".............................................  3
         1.8      "Change in Control".......................................  3
         1.9      "Code"....................................................  4
         1.10     "Committee" or "Administrative Committee".................  4
         1.11     "Company" or "Corporation"................................  4
         1.12     "Company Contribution"....................................  5
         1.13     "Compensation"............................................  5
         1.14     "Disability"..............................................  5
         1.15     "Domestic Relations Order"................................  6
         1.16     "Earnings"................................................  6
         1.17     "Eligible Employee".......................................  7
         1.18     "Employee"................................................  7
         1.19     "Employer"................................................  9
         1.20     "ERISA"...................................................  9
         1.21     "Normal Retirement Date"..................................  9
         1.22     "Participant".............................................  9
         1.23     "Personal Investment Account".............................  9
         1.24     "Plan"....................................................  9
         1.25     "Plan Year"...............................................  9
         1.26     "Qualified Domestic Relations Order"......................  9
         1.27     "Retirement Program"......................................  9
         1.28     "Subsidiary".............................................. 10
         1.29     "Supplemental Deduction".................................. 10
         1.30     "Supplemental Deposit".................................... 10
         1.31     "Tax Deferred Account".................................... 10
         1.32     "Termination of Employment"............................... 10
         1.33     "Trust Agreement"......................................... 10
         1.34     "Trust Fund".............................................. 10


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         1.35     "Trustee"................................................. 11
         1.36     "UCAR Stock" or "Company Stock"........................... 11
         1.37     "UCC Savings Plan"........................................ 11
         1.38     "Valuation Date".......................................... 11

II.      PARTICIPATION, CONTRIBUTIONS AND VESTING........................... 12

         2.1      Participation............................................. 12
         2.2      Exclusions................................................ 13
         2.3      Before Tax Contributions.................................. 14
         2.4      Adjustment of Before Tax Contributions.................... 16
         2.5      Company Contributions..................................... 18
         2.6      Additional Contributions.................................. 18
         2.7      Basic and Supplemental Deductions......................... 19
         2.8      Supplemental Deposits..................................... 20
         2.9      Transfers from Tax Deferred Accounts...................... 20
         2.10     Additional Company Contributions.......................... 22
         2.11     Revocation of Compensation Reduction...................... 22
         2.12     Vesting................................................... 23
         2.13     Limitations on Contributions.............................. 23
         2.14     Allocations of Contributions.............................. 24
         2.15     401(m) Limitations........................................ 24
         2.16     ADP Adjustments........................................... 25
         2.17     Qualified Nonelective or Matching Contributions............27
         2.18     Qualified Nonelective and Elective Contributions...........28


III.     INVESTMENT AND VALUATION OF ACCOUNTS............................... 29

         3.1      Tax Deferred Accounts..................................... 29
         3.2      Personal Investment Accounts.............................. 29
         3.3      Investment Options........................................ 29
         3.4      Supplemental Deposits and Rollover Deposits............... 33
         3.5      Change of Investments..................................... 33
         3.6      Instructions By a Participant For His Accounts............ 34
         3.7      Purchases and Sales....................................... 35
         3.8      Cost and Expenses......................................... 36
         3.9      Custody of Securities..................................... 36
         3.10     Value of Fixed Income Fund................................ 36
         3.11     Proceeds of Fixed Income Fund............................. 36
         3.12     Value of Equity Investment Fund........................... 37
         3.13     Proceeds of Equity Investment Fund........................ 37
         3.14     Value of UCAR Stock Fund and UCAR Discounted Stock Fund... 37
         3.15     Proceeds of UCAR Stock Fund and UCAR Discounted
                  Stock Fund................................................ 38

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         3.16     Valuation of Tax Deferred Accounts and Personal
                  Investment Accounts....................................... 38
         3.17     Statements Furnished Participants......................... 39
         3.18     Proceeds of Stock Sold.................................... 40
         3.19     Dividends................................................. 40
         3.20     Rights, Warrants and Scrip................................ 40
         3.21     Voting Rights............................................. 41
         3.22     Tender Offers............................................. 41
         3.23     UCAR Stock and UCAR Discounted Stock...................... 42

IV.      LIMITATION ON MAXIMUM CONTRIBUTIONS
         AND BENEFITS UNDER ALL PLANS....................................... 43

         4.1      General................................................... 43
         4.2      Affiliate................................................. 43
         4.3      Limitation Year........................................... 43
         4.4      Annual Additions.......................................... 43
         4.5      Defined Benefit and Defined Contribution Plans............ 44
         4.6      Aggregation of Defined Contribution Plans................. 44
         4.7      Defined Contribution Plan Limitation...................... 44
         4.8      Defined Contribution Plan Fraction Determination.......... 45
         4.9      Defined Benefit Plan Fraction Determination............... 45
         4.10     Combined Limitation....................................... 46
         4.11     Alternative Method........................................ 47
         4.12     Treatment of Excesses..................................... 47
         4.13     Notice of Reduction....................................... 49

V.       DISTRIBUTIONS, WITHDRAWALS AND LOANS............................... 50

         5.1      Distribution of Tax Deferred Account and Personal
                  Investment Account on Termination of Employment........... 50
         5.2      Form of Payment of Accounts............................... 56
         5.3      Rehire Prior to Distribution of Accounts.................. 57
         5.4      Withdrawal by Participant From Tax Deferred
                  Account During Employment Prior to the Attainment
                  of Age 59 1/2............................................. 57
         5.5      Withdrawal by Participant From Tax Deferred
                  Account During Employment After the Attainment of
                  Age 59 1/2................................................ 59
         5.6      Withdrawal by Participant From Personal Investment
                  Account During Employment................................. 59
         5.7      Commencement of Benefits.................................. 61
         5.8      Loans..................................................... 62
         5.9      Direct Rollovers.......................................... 66

VI.      TOP HEAVY RULES.................................................... 68

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         6.1      Top-Heavy Plan............................................ 68
         6.2      Minimum Top-Heavy Benefits................................ 69
         6.3      Reduction in Combined Limitation.......................... 69
         6.4      Key Employee.............................................. 70
         6.5      Automatic Removal......................................... 71

VII.     TRUST.............................................................. 72

         7.1      Trustee................................................... 72
         7.2      Trust Expenses............................................ 72

VIII.    ADMINISTRATION..................................................... 73

         8.1      Administrative Committee.................................. 73
         8.2      Limitation of Liability; Indemnity........................ 73
         8.3      Compensation and Expenses................................. 74
         8.4      Voting, Chairmen, Subcommittees........................... 74
         8.5      Payment of Benefits....................................... 75
         8.6      Powers and Authority: Action Conclusive................... 75
         8.7      Counsel and Agents........................................ 77
         8.8      Reliance on Information................................... 77
         8.9      Fiduciaries............................................... 78
         8.10     Plan Administrator........................................ 80
         8.11     Notices and Elections..................................... 80
         8.12     Taxes Payable by Trustee.................................. 80
         8.13     Rollovers................................................. 80
         8.14     Plan-to Plan Transfers.................................... 81

IX.      AMENDMENT, TERMINATION, ADOPTION AND MERGER........................ 82

         9.1      Modification or Amendment of Plan......................... 82
         9.2      Termination of Plan or Discontinuance of
                  Contributions............................................. 82
         9.3      Expenses of Termination................................... 83
         9.4      Amendments Required for Qualification..................... 83
         9.5      Adoption of Plan by Employers............................. 84
         9.6      Discontinuance of Participation........................... 85
         9.7      Merger.................................................... 87
         9.8      Transfer of a Subsidiary, Division, Branch or
                  Business Unit............................................. 87

X.       MISCELLANEOUS...................................................... 88

         10.1     Claims Procedure.......................................... 88
         10.2     Plan Not an Employment Contract........................... 88
         10.3     Consent to Terms of Plan and Trust Agreement.............. 89

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         10.4     Transfer of Interest Not Permitted........................ 89
         10.5     Obligations of Employers Limited.......................... 91
         10.6     Separation of Invalid Provisions.......................... 91
         10.7     Payment to a Minor or Incompetent......................... 91
         10.8     Doubt as to Right to Payment.............................. 92
         10.9     Forfeiture Upon Inability to Locate Distributee........... 92
         10.10    Contributions Conditioned on Initial
                  Qualification and Deductibility........................... 93
         10.11    No Diversion of Trust Fund................................ 93
         10.12    Usage..................................................... 94
         10.13    Governing Law............................................. 94
         10.14    Captions.................................................. 94

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                            UCAR CARBON SAVINGS PLAN

                                  INTRODUCTION


                  This Plan is an amendment and restatement in its entirety of the Savings Program For Employees of UCAR Carbon Company, Inc. which was initially established by UCAR Carbon Company Inc., a Delaware Corporation, effective January 1, 1991. This amendment and restatement shall be effective as of January 1, 1996.
                  Effective January 1, 1994, the name of the Plan was changed to the "UCAR Carbon Savings Plan." The Plan is for the exclusive benefit of the Company's eligible employees and their beneficiaries and the eligible employees and their beneficiaries of any company, partnership or other entity adopting this Plan. Effective June 1, 1993 all assets previously held in the General Savings Fund were transferred to the Fixed Income Fund under the Plan. The provisions previously applicable to the General Savings Fund were eliminated from the Plan as of June 30, 1993. Effective August 9, 1995, the Company added the UCAR Stock Fund to the Plan. Effective September 1, 1995, the UCAR Discounted Stock Fund was added to the Plan. Participation in this Plan by employees is entirely voluntary.




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                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

       1. DEFINITIONS. As used in this Plan, the following terms shall have the designated meaning.

       1.1 "ADDITIONAL COMPANY CONTRIBUTIONS" shall mean a contribution to a Participant's Personal Investment Account made pursuant to Section 2.10 of the Plan.

       1.2   "ADDITIONAL   CONTRIBUTION"   shall  mean  a   contribution   to  a
Participant's Tax Deferred Account made pursuant to Section 2.6 of this Plan.

       1.3 "AFFILIATE" shall mean, except as otherwise provided in Article IV, each of (a) any corporation (other than an Employer) of which at least 80% of the total combined voting power of all classes of stock entitled to vote is owned at the time of reference, either directly or indirectly, by the Company,
(b) any other trade or business (other than an Employer), whether or not incorporated, which, at the time of reference, is controlled by or under common control with an Employer, within the meaning of section 414(c) of the Code, (c) any member (other than an Employer), at the time of reference, of an affiliated service group within the meaning of section 414(m) of the Code, which includes an Employer or (d) Coast Composite, Inc.

       For purposes of Sections 8.13 and 8.14 of the Plan, Affiliate shall also include any entity owned directly or indirectly by the shareholders of the Company.

       1.4 "ALTERNATE PAYEE" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a

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right to receive all, or a portion of, the benefits  payable under the Plan with respect to such Participant.

       1.5 "BASIC DEDUCTION" shall mean a contribution to a Participant's Personal Investment Account made pursuant to Section 2.7 of this Plan.

       1.6  "BEFORE  TAX   CONTRIBUTION"   shall  mean  a   contribution   to  a
Participant's Tax Deferred Account made pursuant to Section 2.3 of this Plan.

       1.7 "BENEFICIARY" shall mean the person, persons or estate entitled under
Section 5.1.3 to receive any amount under this Plan in the event of a Participant's death.

       1.8 "CHANGE IN CONTROL" shall mean:

           (i)  the date that:

                (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder ("Exchange Act")), other than The Blackstone Group L.P., a Delaware limited partnership, and its affiliates (excluding UCAR and its subsidiaries and owned affiliates) ("Blackstone"), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, which shall in any event include having the power to vote (or cause to be voted at Blackstone's direction) pursuant to contract, irrevocable proxy or otherwise and except that such person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Corporation; and

                (B) Blackstone "beneficially owns" (as defined in clause (A) above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Corporation than such other person and does not have the right or ability by voting power, contract or otherwise to elect or

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                       designate  for  election  a  majority  of  the  Board  of
                       Directors of the Corporation ("Board"); or

           (ii) the date, following the expiration of any period of two consecutive years (or, at any time during the period expiring on January 26, 1997), that individuals, who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Corporation then in office.

            For purposes of clause (i), Blackstone shall be deemed to "beneficially own" voting power of an entity held by any other entity (the "parent entity") so long as Blackstone "beneficially owns" (as so defined), directly or indirectly, in the aggregate, a majority of the voting power of the parent entity. For purposes hereof, Blackstone shall be deemed to have voting power over all shares of Stock owned by Chemical Equity Associates and each share of Stock owned by any of the Management Investors.

       1.9 "CODE" shall mean the Internal Revenue Code of 1986, as from time to time amended. Reference to a specific provision of the Code shall include such provision, any valid regulation promulgated thereunder and any comparable provision of future legislation that amends, supplements or supersedes such provision.

       1.10   "COMMITTEE"   or   "ADMINISTRATIVE   COMMITTEE"   shall  mean  the
Administrative Committee provided for in Article VIII of this Plan.

       1.11 "COMPANY" or "CORPORATION" shall mean UCAR Carbon Company Inc., a Delaware corporation, any predecessor thereof, and any successor thereof by merger, consolidation or otherwise.

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       1.12 "COMPANY  CONTRIBUTION" shall mean a contribution to a Participant's
Tax Deferred Account made pursuant to Section 2.5 of this Plan.

       1.13 "COMPENSATION" shall mean a Participant's regular, basic salary or basic hourly rate of pay for his regularly scheduled hours including, without limitation, part or all of a Participant's sales commission, any shift premium, shift bonus or sales bonus paid to the Participant, and, to the extent determined by the Committee, lump sum payments in lieu of increases to the Participant's basic hourly rate of pay or salary increases, and incentive compensation awards as designated by the Committee on a non-discriminatory basis, received from the Employer for the established regular working schedule of the Participant, determined prior to any reduction in such rate of compensation for any Before Tax Contributions and Additional Contributions to this Plan or any contributions made on behalf of such Participant or any plan maintained by the Company which meets the requirements of Code sections 401(a) and 401(k) or any other plan maintained by the Company which meets the requirements of Code section 125 and which provides for pre-tax contributions. A Participant's Compensation in excess of the applicable limit under Section 401(a)(17) of the Code ("applicable limit") shall not be taken into account under the Plan for any purpose. Such applicable limit shall be adjusted at the same time and in such manner as the limitation set forth in Section 415(b)(1)(A) of the Code is adjusted under Section 415(d) of the Code. The determination of the Committee as to what constitutes Compensation under this Section 1.13 shall be conclusive.

       1.14 "DISABILITY" shall mean a Participant's total physical or mental inability to perform any work for compensation or profit in any occupation for which he is reasonably

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qualified by reason of training,  education or ability, and which is adjudged to be permanent, as determined by the Committee on the basis of medical evidence satisfactory to it.

       1.15 "DOMESTIC RELATIONS ORDER" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which is (a) related to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and (b) made pursuant to a state domestic relations law (including a community property law).

       1.16 "EARNINGS" for any Limitation Year means total compensation actually paid or made available by the Company and its Affiliates for such year, including, but not limited to, bonuses, income from sources without the United States whether or not excludable for Federal income tax purposes, amounts related to the value of property transferred in connection with the performance of services which are includable for Federal income tax purposes under Code
Section 83(b), amounts includable in income under Code Section 132 or any successor section thereto, and taxable income attributable to employer-provided life insurance. Earnings shall not include deferred compensation (other than payments under an unfunded plan that are currently includable in income), amounts realized from the exercise of a non-qualified stock option or a stock appreciation right, exercise payments under a stock option plan, amounts contributed on behalf of a Participant to a plan which meets the requirements of Code Sections 401(a) and 401(k), amounts contributed on a pre-tax basis to any plan which meets the requirements of Code Section 125, or other distributions which receive special tax benefits. A Participant's Earnings in excess of the applicable limit under Section 401(a)(17) of the Code ("applicable limit") shall not be taken into account under the

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Plan for purposes of benefits  accruing under the Plan.  Such  applicable  limit shall be adjusted at the same time and in such manner as the limitation set forth in Section 415(b)(1)(A) of the Code is adjusted under Section 415(d) of the Code.

       1.17 "ELIGIBLE EMPLOYEE" shall mean any Employee, other than an Employee who is a member of a class of Employees excluded from coverage under this Plan pursuant to Section 2.2, if such individual is (i) compensated on a salaried, hourly, or commission basis and (ii) is an Eligible Employee as described under
Section 2.1 of the Plan.

       1.18 "EMPLOYEE" shall mean (a) any individual who, under the rules applicable in determining the employer-employee relationship for purposes of section 3121 of the Code, has the status of an employee of an Employer or an Affiliate; (b) any officer of an Employer or an Affiliate; and (c) any United States citizen employed on a salaried or commission basis outside the United States, its territories, possessions or Puerto Rico by the Company or a Subsidiary while designated by the Company as an internationally assigned employee of the Company.

             1.18.1 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who, during the preceding Plan Year,

             (i) was at any time a five percent owner (within the meaning of Section 416(i)(1) of the Code) of the Employer;

             (ii)  received  annual  Earnings  from an  Employer  in  excess  of
                   $100,000    (adjusted   annually   for   increases   in   the
                   cost-of-living);

             (iii) received  annual  Earnings  from the  Employer  in  excess of
                   $66,000    (adjusted    annually   for   increases   in   the
                   cost-of-living) and was in the


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                   top 20  percent  of  Employees  when  ranked  on the basis of annual Earnings during such Plan Year;

             (iv) was at any time an officer and received annual Earnings greater than 150 percent of the amount in effect under Code
                   Section 415(c)(1)(A) for such year provided, however, that notwithstanding the foregoing, not more than 50 Employees (or if lesser, the greater of 3 employees or 10 percent of all Employees) shall be treated as officers;

             (v)   was the  highest  paid  officer of an  Employer  for the Plan
                   Year,   if  no  Employee  is  treated  as  an  officer  under
                   subparagraph (iv);

             (vi) was a former Employee of the Employer, if such Employee was a Highly Compensated Employee when such Employee separated from service, or was a Highly Compensated Employee at any time after attaining age 55.

       If an Employee is, during the Plan Year or preceding Plan Year, a Family Member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Earnings paid by the Employer during such year, then the Family Member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent (5%) owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Earnings and plan contributions or benefits equal to the sum of such Earnings and contributions or benefits of the Family Member and five percent (5%) owner or top-ten Highly Compensated


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

Employee. For the purposes of this paragraph, "Family Member" shall mean, with respect to any Participant, such Participant's spouse or lineal ascendants or descendants and the spouses of such ascendants or descendants.

       1.19 "EMPLOYER" shall mean (a) the Company, and (b) any other Subsidiary which has adopted this Plan in accordance with Section 9.5.

       1.20 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as from time to time amended. Reference to a specific provision of ERISA shall include such provision, any valid regulation promulgated thereunder and any comparable provision of future legislation that amends, supplements or supersedes such provision.

       1.21 "NORMAL RETIREMENT DATE" shall mean a Participant's 65th birthday.

       1.22 "PARTICIPANT" shall mean an Eligible Employee who becomes a Participant in this Plan pursuant to Section 2.1.

       1.23 "PERSONAL INVESTMENT ACCOUNT" shall mean an account setting forth a Participant's interest in the Trust Fund as provided in Article III of the Plan.

       1.24 "PLAN" shall mean this UCAR Carbon  Savings  Plan.

       1.25 "PLAN YEAR" shall mean the twelve-month period starting January 1 and ending December 31.

       1.26 "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean a qualified domestic relations order as defined in Code Section 414(p) and ERISA Section 206(3).

       1.27 "RETIREMENT PROGRAM" shall mean the UCAR Carbon Retirement Plan (formerly the UCAR Carbon Company Inc. Retirement Program Plan or the Retirement

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Program Plan for Employees of Union Carbide  Corporation  and its  Participating
Subsidiary Companies).

       1.28 "SUBSIDIARY" shall mean (a) any Affiliate and (b) any other corporation, partnership or other entity, 20% or more of which is owned at the time of reference, either directly or indirectly, by the Company.

       1.29   "SUPPLEMENTAL   DEDUCTION"   shall  mean  a   contribution   to  a
Participant's Personal Investment Account made pursuant to Section 2.7 of the Plan.

       1.30 "SUPPLEMENTAL DEPOSIT" shall mean a contribution to a Participant's Personal Investment Account made pursuant to Section 2.8 of the Plan.

       1.31 "TAX DEFERRED ACCOUNT" shall mean an account setting forth a Participant's interest in the Trust Fund as provided in Article III of the Plan.

       1.32 "TERMINATION OF EMPLOYMENT" and similar references shall mean a Participant's ceasing to be employed by an Employer or a Subsidiary for any reason. A transfer between employment by an Employer and employment by a Subsidiary, between employment by Employers or Subsidiaries, or between employment compensated on a salaried basis and employment compensated on an hourly basis shall not constitute a Termination of Employment.

       1.33 "TRUST AGREEMENT" shall mean the agreement between the Company and the Trustee under which this Plan is funded, as such agreement may be amended from time to time.

       1.34 "TRUST FUND" shall mean the fund created by the Trust Agreement.

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       1.35  "TRUSTEE"  shall  mean the  trustee or  trustees  from time to time designated under the Trust Agreement.

       1.36 "UCAR STOCK" or "COMPANY STOCK" means the common stock of UCAR International Inc.

       1.37 "UCC SAVINGS PLAN" shall mean the Savings Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies, as from time to time in effect until December 31, 1990.

       1.38 "VALUATION DATE" shall mean each December 31, and any other date as of which the Committee, in its sole discretion, determines the value of all or any portion of the Trust Fund or determines the actual deferral percentage, as defined in section 401(k)(3)(B) of the Code, of any Employee or any group of Employees.

                                   ARTICLE II

                    PARTICIPATION, CONTRIBUTIONS AND VESTING
                    ----------------------------------------

       2.1 PARTICIPATION.

           2.1.1 Any Regular Employee of the Company, or any United States citizen who is employed by the Company or by a foreign subsidiary or affiliated company which has adopted the Plan while designated as an internationally assigned employee by the Company, may be an Eligible Employee under this Plan. A "Regular Employee" is one who is scheduled to work more than fifty percent (50%) of the set work hours at his location or actually works at least 1,000 hours a year. Any person who has been lawfully admitted for permanent residence in the United States, whose initial employment with the Company was in the United States, who was a Participant in this Plan immediately prior to transferring to the employ of a foreign subsidiary or affiliated company which has adopted the Plan shall be eligible to continue to be a Participant in this Plan while employed by the foreign subsidiary or affiliated company.

           2.1.2 An Eligible Employee shall become a Participant in this Plan upon his authorizing his Employer to reduce his Compensation for each pay period by an amount or to make contributions determined in accordance with Section 2.3, 2.6, 2.7 or 2.8.

           2.1.3 An Eligible Employee shall cease to be a Participant in this Plan upon the complete distribution to him of his Tax Deferred Account and Personal Investment Account.

       2.2 EXCLUSIONS. (a) The following employees are not within the coverage of the Plan:

           (i) Individuals who perform services for an Employer as leased employees. For purposes of this Section 2.2(a) (i) the term "leased employee" shall mean any individual who:

           (1) is not an independent contractor with respect to an Employer;

           (2) provides services pursuant to an agreement between an Employer and any other person or entity (hereinafter referred to as "the leasing organization");

           (3) has performed such services for an Employer on a substantially full-time basis for a period of at least one year;

           (4) performs services of a type historically performed in the business field of an Employer by employees;

           (5) is not a participant in a qualified money purchase plan maintained by the leasing organization which provides for a nonintegrated employer contribution of at least ten per cent (10%) of such person's annual compensation and provides for immediate participation and full and immediate vesting; and

           (6) meets such other requirements as may be set forth in Code Section 414(n) and the regulations promulgated thereunder.

           (ii)Individuals (if any) who are considered by an Employer to be independent contractors and employees of such independent contractors, but who may be determined for any other purpose to be employees of an Employer. The characterization by an Employer on its books and records of the relationship of the individual and an Employer shall be conclusive of the individual's status for purposes of this Plan.

           (iii) Any individual who becomes a part-time or temporary employee unless such individual's employment status is changed from full-time to part-time by action of the Employer. For purposes of this Section 2.2, any individual who is scheduled to work and works fewer than 1,000 hours a year will be considered a part-time employee. Any individual hired for work of a temporary nature without the intention of re-employing such individual intermittently will be considered a temporary employee.

       (b) The Committee reserves the right, in its sole discretion, to exclude from coverage as an Eligible Employee any class or classes of Employees, provided that any such exclusion does not discriminate in favor of Employees who are shareholders, officers, or highly compensated, as determined in accordance with Code Section 410.

       2.3 BEFORE TAX CONTRIBUTIONS.

           2.3.1 A Participant may authorize his Employer to reduce his Compensation, the amount of which reduction shall be paid to the Trustee for such Participant's Tax Deferred Account as Before Tax Contributions. The reduction in Compensation authorized by a Participant as a Before Tax Contribution shall range
                                       14
       from 1/2% to 17 1/2%, inclusive, of his Compensation, in multiples of 1/2%. The sum of a Participant's Before Tax Contributions under this
       Section 2.3 and his Basic Deductions under Section 2.7 shall be not less than 1% of his Compensation and not more than 17 1/2% of his Compensation. However, the sum of the Participant's Before Tax Contributions under this Section 2.3 and Basic Deductions under Section
       2.7 for which the Company makes a matching contribution under this Plan shall not be more than 7 1/2% of the Participant's Compensation. Notwithstanding the foregoing, in no event shall a Participant's Before Tax Contributions for a Plan Year exceed $9,500 (adjusted annually for increases in the cost of living in accordance with Section 415 of the
       Code), provided, however, that if the Committee relies upon Section 5.4.2(b) to permit a hardship withdrawal by the Participant, such limitation shall be reduced for the year following the year in which such withdrawal is made by the amount of the Participant's Before Tax Contributions in the year such withdrawal is made. If any deferral in excess of such limitation is made, then the Committee may, in its discretion, return to the Participant such excess deferral and any income thereon not later than April 15 of the taxable year following the taxable year in which such excess deferral occurred or, the Committee may treat any amounts that would otherwise cause the $9,500 limitation (as adjusted) to be exceed, as a Basic Deduction or Supplemental Deduction pursuant to Section 2.7 of the Plan.

           2.3.2 Within the limits of Section 2.3.1, a Participant may, at any time, increase or decrease the amount by which his Compensation is reduced for Before Tax Contributions for subsequent pay periods.

       2.4 ADJUSTMENT OF BEFORE TAX CONTRIBUTIONS.

           2.4.1 Notwithstanding anything to the contrary in this Article II, the Committee may prospectively decrease a Participant's authorized reduction in his Compensation at any time if the Participant is a Highly Compensated Employee and the Committee determines, in its sole discretion, that such action is necessary in order for the Plan to meet the actual deferral percentage tests under Section 401(k)(3)(A) of the Code.

           2.4.2 If the Committee determines it is necessary to prospectively decrease any such Participant's authorized reduction under this Section 2.4, it shall first decrease by 1/2% the authorized reductions of all such Participants who authorized the maximum reduction in their Compensation, determined without regard to this Section 2.4. If the Committee determines further decreases are necessary, it shall decrease by 1/2% the authorized reductions of all such Participants whose authorized reductions in their Compensation are the largest, determined after taking all previous reductions under this Section 2.4 into account. The Committee shall continue to make such decreases in multiples of 1/2% until it determines that the actual deferral percentage tests in section 401(k)(3)(A) of the Code have been met.

           2.4.3 Any Before Tax Contributions which would have been made to this Plan on behalf of a Participant but for the decrease in his authorized Compensation reduction under this Section 2.4 shall be paid by his Employer as a Basic Deduction pursuant to Section 2.7 and such Employer shall make an Additional Company Contribution as defined in Section 2.10 on account of such Basic Deduction. If the Participant has not elected to make Basic Deductions under Section 2.7, such amounts shall be invested in a Personal Investment Account established for such Participant and shall be allocated among the investment options in such account in the same proportions as the latest Before Tax Contribution for his Tax Deferred Account. If the Participant has elected to make Basic Deductions under
       Section 2.7 such amounts shall be invested in his Personal Investment Account among the various investment options in such Account, in the same proportions as:

                 2.4.3.1 His latest Basic Deductions under Section 2.7; or

                 2.4.3.2 If he has never made any such  Basic  Deductions  under
           Section 2.7, his latest Supplemental Deductions under Section 2.7; or

                 2.4.3.3 If he has never made any such Basic Deductions or Supplemental Deductions, his latest Supplemental Deposits as defined in Section 2.8.

           2.4.4 If the Committee determines, in its sole discretion, that it is no longer necessary to decrease a Participant's authorized Compensation reduction under this Section 2.4, the Committee shall increase the authorized Compensation reductions of all Participants who had such reductions decreased, in multiples of 1/2%, until all such Participants have their authorized Compensation reductions restored to their originally authorized level or the Committee determines that the actual deferral percentage tests of section 401(k)(3)(A) of the Code will not be met, whichever occurs first.

           2.4.5 When increasing or decreasing any Participant's authorized Compensation reduction under this Section 2.4, the Committee shall treat all Participants who authorized the same reduction in their Compensation in the same manner.

           2.4.6 Any action taken by the Committee under this Section 2.4 may be taken without the consent of, or prior notice to, the affected Participants, but such Participants shall be promptly informed in writing of the Committee's action.

       2.5 COMPANY CONTRIBUTIONS. At the time Before Tax Contributions are paid to the Trustee on behalf of a Participant, the Participant's Employer shall, to the extent permitted under Section 2.3.1, pay to the Trustee as Company Contributions for such Participant's Tax Deferred Account an amount equal to 30% of the Before Tax Contributions that are subject to a match as set forth in
Section 2.3.1.

       2.6 ADDITIONAL CONTRIBUTIONS.

           2.6.1 If the Committee  determines that contributions made under this
       Section 2.6 will not cause the Plan to fail to meet the actual deferral percentage tests in section 401(k)(3)(A) of the Code or the limitations under Section 402(g) of the Code, the Committee, in its sole discretion, may permit Participants who have authorized the maximum allowable reduction in their Compensation for Before Tax Contributions to authorize additional reductions in their Compensation, the amount of which reductions shall be paid to the Trustee for such Participant's Tax Deferred Account as Additional Contributions. If permitted by the Committee, reductions for Additional Contributions shall range from 1/2% of the Participant's Compensation to such upper limit as the Committee may set, but in no event more than 10% of the Participant's Compensation, in multiples of 1/2%; provided, however, that the sum of a Participant's Additional Contributions under this Section and his Supplemental Deductions under Section 2.7 shall not exceed 10% of his Compensation. The Committee may suspend the right to authorize Additional Contributions and may raise or reduce the limit on Additional Contributions (subject to the maximum and minimum limits set forth in this Section 2.6) at any time.

           2.6.2 Within the limits of Section 2.6.1, a Participant may, at any time, increase or decrease the amount by which his Compensation is reduced for Additional Contributions.

           2.6.3 Additional  Contributions shall not be taken into consideration
       in  determining   the  Company   Contribution  to  be  allocated  to  any
       Participant.

       2.7    BASIC AND SUPPLEMENTAL DEDUCTIONS.

           2.7.1 A Participant may authorize his Employer to make Basic Deductions and, subject to the provisions of Section 2.7.3, Supplemental Deductions, from his current Compensation, and to pay over such Deductions to the Trustee.

           2.7.2 The Basic Deductions authorized by a Participant shall range from 1/2% to 7 1/2%, inclusive, of the Participant's Compensation in multiples of 1/2%;

       provided, however, that the sum of a Participant's Basic Deductions under this Section 2.7 and Before Tax Contributions under Section 2.3 shall not be less than 1% of the Participant's Compensation and not more than 17 1/2% of the Participant's Compensation. However, the sum of a Participant's Basic Deductions under this Section 2.7 and Before Tax
       Contributions under Section 2.3 for which the Company makes a matching contribution under this Plan shall not be more than 7 1/2% of the Participant's Compensation.

           2.7.3 The Supplemental Deductions authorized by a Participant shall range from 1/2% to 10%, inclusive, of the Participant's Compensation, in multiples of 1/2%; provided, however, that the sum of a Participant's Supplemental Deductions under this Section 2.7 and the Participant's Additional Contributions under Section 2.6 shall not exceed 10% of the Participant's Compensation.

           2.7.4 A Participant may increase or decrease his Deductions within these limits for subsequent pay periods.

       2.8 SUPPLEMENTAL  DEPOSITS. In addition to any Deductions described under
Section 2.7 hereof, a Participant may make Supplemental Deposits to the Trustee, in an amount of at least $100. However, a Participant's right to make Supplemental Deposits in accordance with this Section 2.8 shall be subject to the limitations described in Sections 2.13 and 2.15 hereof.

       2.9 TRANSFERS FROM TAX DEFERRED ACCOUNTS. Any amounts which would have been contributed to the Plan on behalf of an eligible employee but for the provisions of Section 2.4 hereof shall be paid by the Company to this Plan as a Basic Deduction, and the Company shall make an Additional Company Contribution to this Plan for such eligible employee on account of such Basic Deduction in accordance with the provisions of Section 2.10, unless otherwise directed by the Participant. If the Participant does not maintain a Personal Investment Account in the Plan at the time a Basic Deduction is made for such eligible employee under this Section 2.9, then, unless otherwise directed by the Participant, the amount of the Basic Deduction and Additional Company Contribution shall be invested in a Personal Investment Account established for such eligible employee and shall be allocated among the investment options in such account in the same proportions as the latest Before Tax Contribution made to the Plan on behalf of the Participant. If the Participant does maintain a Personal Investment Account in this Plan, then, unless otherwise directed by the Participant, such amounts shall be invested in the Participant's Personal Investment Account and among the various investment options in the Participant's Personal Investment Account, in the same proportions as:

                   (a) the  Participant's  latest Basic Deductions for the Plan;
               or

                   (b) if the Participant has never made any such Basic Deductions for the Plan, the Participant's latest Supplemental Deductions for the Plan; or

                   (c)  if  the  Participant  has  never  made  any  such  Basic
               Deductions  or   Supplemental   Deductions   for  the  Plan,  the
               Participant's latest Supplemental Deposits for the Plan.

       2.10 ADDITIONAL COMPANY CONTRIBUTIONS.

            2.10.1 The employing  Company shall,  to the extent  permitted under
       Section 2.7, pay to the Trustee an amount equal to 30% of the Participant's Basic Deduction designated for the Participant's Personal Investment Account.

            2.10.2 No Additional Company Contributions shall be made on account of any Supplemental Deductions or Supplemental Deposits made by a Participant.

       2.11 REVOCATION OF COMPENSATION REDUCTION.

            2.11.1 A Participant may revoke his authorization for the reduction of his Compensation for Before Tax Contributions, Basic Deductions and Additional Contributions in a time and manner authorized by the Committee. If a Participant revokes his authorization for the reduction of his Compensation for Before Tax Contributions or Basic Deductions, the related Company Contributions and Additional Company Contributions will be suspended.

            2.11.2 Supplemental Deductions are automatically suspended whenever Basic Deductions are suspended.

            2.11.3 A Participant may suspend or resume Supplemental Deductions at any time.

            2.11.4 Authorizations for a reduction in a Participant's Compensation for Before Tax Contributions and Additional Contributions or Basic Deductions which a Participant has revoked may be reinstated by the Participant in a time and manner authorized by the Committee. If a Participant reinstates the authorization for a reduction in his Compensation for Before Tax Contributions or Basic Deductions, the related Company Contributions and Additional Company Contributions will be resumed.

           2.11.5 If the Committee relies upon Section 5.4.2(b) to permit a hardship withdrawal by the Participant, such Participant's right to make Before Tax Contributions, Basic Deductions, Supplemental Deductions, Supplemental Deposits and Additional Contributions shall be suspended for a period of twelve (12) months after the hardship withdrawal is received by the Participant.

       2.12 VESTING.

            2.12.1 Except as set forth in Section 2.16.3(b), a Participant's right to his Tax Deferred Account is non-forfeitable (within the meaning of Section 411 of the Code) at all times.

            2.12.2 Except as set forth in Section 2.16.3(b), a Participant's right in his Personal Investment Account is non-forfeitable at all times.


       2.13 LIMITATIONS ON CONTRIBUTIONS. As described in Article IV, in no event shall the annual sum of the Before Tax Contributions, Company
Contributions and Additional Contributions, Basic Deductions, Supplemental Deductions, Additional Company Contributions and Supplemental Deposits for a Participant's Tax Deferred Account and Personal Investment Account in any Plan Year exceed the lesser of $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code) or 25 percent of the Participant's Earnings for such Plan Year.

2.14 ALLOCATIONS OF CONTRIBUTIONS.

         2.14.1 A Participant's Before Tax Contributions, related Company Contributions, and Additional Contributions shall be held in the Trust Fund in a Tax Deferred Account established for such Participant, and invested and valued in accordance with Article III.

         2.14.2 A Participant's Basic Deductions, related Additional Company Contributions, Supplemental Deductions and Supplemental Deposits shall be held in the Trust Fund in a Personal Investment Account established for such Participant, and invested and valued in accordance with Article III.

     2.15 401(m) LIMITATIONS. The Committee shall ensure that the requirements set forth in Section 401(m) of the Code with respect to Participants' Before Tax Contributions, Company Contributions, Additional Contributions, Basic Deductions, Supplemental Deductions, Supplemental Deposits and Additional Company Contributions are satisfied. The Plan shall not be treated as failing to meet such requirements for any Plan Year, if before the close of the following Plan Year, the Committee distributes "excess aggregate contributions," as defined in Section 401(m) of the Code, to Participants in accordance with procedures set forth in Section 401(m) of the Code and the Regulations promulgated thereunder.

          Any distribution made in accordance with the preceding sentence:

          (a)   shall  be  made   first   from   Supplemental   Deposits,   then
                Supplemental Deductions, then Basic Deductions, then Additional Company Contributions, and then Company Contributions;

          (b)   shall be adjusted for income; and

          (c) shall be designated by the Committee as a distribution of excess aggregate contributions and income.

     2.16 ADP ADJUSTMENTS. In the event the Committee determines that the Plan does not meet the actual deferral percentage tests under Section 401(k)(3)(A) of the Code for a Plan Year, the Committee may adjust Before Tax Contributions and/or Additional Contributions made to the Plan for such Plan Year pursuant to the options set forth below:

          2.16.1 On or before the fifteenth day of the third month following the end of the Plan Year, the excess contributions of the Highly Compensated Employee(s) with the highest actual deferral percentage(s) shall be distributed to him or her and/or recharacterized as Basic Deductions and/or Supplemental Deductions until one of the actual deferral percentage tests is satisfied, or until his or her actual deferral percentage equals the actual deferral percentage(s) of the Highly Compensated Employee(s) having the next highest actual deferral percentage. This process shall continue until one of the actual deferral percentage tests is satisfied.

          2.16.2 A Highly Compensated Employee's excess contributions shall mean such Employee's Before Tax Contributions or Additional Contributions which must be reduced for the Employee's actual deferral percentage to equal the highest permitted actual deferral percentage under the Plan. In determining the amount of excess contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Employee as determined herein, such amount shall be reduced by any excess contributions previously distributed to such Highly

      Compensated  Employee for the taxable year ending with or within such Plan
      Year,  and  any  Company   Contributions   which  relate  to  such  excess
      contributions.

          2.16.3 With respect to a distribution of excess contributions pursuant to Section 2.16.1, such distribution:

                 (a) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                 (b) shall be made first from Additional Contributions and, thereafter, from Before Tax Contributions. Company Contributions which relate to such Before Tax Contributions shall be forfeited and used to reduce Company Contributions and/or Additional Company Contributions for the year of the distribution and subsequent years, as necessary;

                 (c)     shall be adjusted for income; and

                 (d) shall be designated by the Committee as a distribution of excess contributions and income.

          2.16.4 With respect to a recharacterization of excess contributions pursuant to Section 2.16.1, such recharacterized amounts:

                 (a) shall be deemed to have occurred on the date on which the last of those Highly Compensated Employees with excess contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                 (b) shall be treated as voluntary employee contributions for purposes of Code Section 401(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 6.1 and 6.2 hereof, recharacterized excess contributions shall continue to be treated as employer contributions that are deferred compensation; and

                 (c) are not permitted if the amount recharacterized plus Basic Deductions, Supplemental Deductions and Supplemental Deposits actually made by such Highly Compensated Employee, exceed the maximum amount of such contributions (determined prior to application of
                         Section 2.15) that such Highly Compensated Employee is permitted to make under the Plan.

     2.17 QUALIFIED NONELECTIVE OR MATCHING CONTRIBUTIONS. For purposes of satisfying the actual deferral percentage test under Section 401(k)(3)(A) of the Code for a Plan Year, all or part of Participant's Company Contributions and Additional Company Contributions may be treated as "elective contributions" under the Plan provided that the applicable requirements set forth in Treasury Regulation Sections 1.401(k)-l(b)(5) and (g)(13) are satisfied.

     2.18 QUALIFIED NONELECTIVE AND ELECTIVE CONTRIBUTIONS. For purposes of satisfying the actual contribution percentage test under Section 401(m)(2) of the Code for a Plan Year, all or part of Participant's Before Tax Contributions and Additional Contributions may be treated as "matching contributions" under the Plan provided that the applicable requirements set forth in Treasury Regulation Section 1.401(m)-l(b)(5) are satisfied.

                                   ARTICLE III

                      INVESTMENT AND VALUATION OF ACCOUNTS
                      ------------------------------------

       3.1 TAX DEFERRED ACCOUNTS. Before Tax Contributions, related Company Contributions, and Additional Contributions authorized by a Participant shall be paid to the Trustee and held in the Trust Fund in a Tax Deferred Account established for such Participant.

       3.2 PERSONAL INVESTMENT ACCOUNTS. Basic Deductions, related Additional Company Contributions, Supplemental Deductions and Supplemental Deposits made by the Participant shall be paid to the Trustee and held in the Trust Fund in a Personal Investment Account established for such Participant.

       3.3 INVESTMENT OPTIONS. Each Participant shall direct that the entire amount of the Before Tax Contributions, Additional Contributions and related Company Contributions made to his Tax Deferred Account and the Basic Deductions and related Additional Company Contributions made for the Participant's Personal Investment Account, and the Participant's Supplemental Deductions be invested in one or more of the following Investment Options, in one percentage point increments:

           3.3.1 BALANCED FUND - A fund which invests 50% in stocks that mirror the investment performance of the S&P 500 Index and 50% in bonds that correspond to those in the Lehman Corporation and Government Bond Index.

           3.3.2 FIXED INCOME FUND - A fund under which monies will be credited with monthly interest at an annual rate, determined from time to time.

           3.3.3 EQUITY INVESTMENT FUND - A fund under which monies will be invested primarily in one or more equity type mutual funds. The Committee may, in its discretion, change the mutual funds offered as part of this Fund. The value of the Equity Investment Fund will vary to reflect the investment experience of the Fund. As of July 1, 1993, the options available under the Equity Investment Fund are as follows:

                  3.3.3.1 EQUITY INCOME FUND - A fund invested in the Fidelity Equity Income Fund.

                  3.3.3.2 EQUITY INDEXED FUND - A fund managed by a bank or registered investment manager which seeks to mirror the S&P 500 Index.

                  3.3.3.3 EQUITY GROWTH FUND - A fund invested in the Fidelity Magellan Fund.

           3.3.4 UCC STOCK FUND - A fund established solely for the stock transferred to the Plan from the Company Stock Fund and the Discounted Company Stock Fund under the UCC Savings Plan, the 401(k) Opportunity Plan for Salaried Employees of Union Carbide Corporation and the 401(k) Opportunity Plan for Hourly Employees of Union Carbide Corporation (which is referred to herein as the "Transferred Stock"). No additional stock may be purchased for or invested in the UCC Stock Fund. Transferred Stock shall remain in the UCC Stock Fund until such time as the Participant directs that it shall be sold by the Trustee or until such time as it is distributed to the Participant or his Beneficiary.

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

           3.3.5 PRAXAIR, INC. STOCK FUND - A fund established solely to hold common stock of Praxair, Inc. (formerly named Union Carbide Industrial Gases Inc.) received with respect to Participants in the UCC Stock Fund as a result of the distribution of such stock to the shareholders of Union Carbide Corporation (which is referred to herein as the "Praxair Stock"). No additional Praxair Stock may be purchased or invested in the Praxair Stock Fund. Praxair Stock shall remain in the Praxair Stock Fund until such time as the Participant directs that it shall be sold by the Trustee or until such time as it is distributed to the Participant or his Beneficiary.

           3.3.6 UCAR STOCK FUND - This fund shall invest primarily in common stock of UCAR International Inc. (which is referred to herein as "Company Stock" or "UCAR Stock"). In the event of a tender or exchange offer with respect to any Company Stock held in this fund, this fund may acquire other securities issued by UCAR International Inc. in exchange for, or in connection with, such Company Stock.

           3.3.7 UCAR DISCOUNTED STOCK FUND - This fund purchases Company Stock at 90% of market price. In the event of a tender or exchange offer with respect to any Company Stock held in this fund, this fund may acquire other securities issued by UCAR International Inc. in exchange for, or in connection with, such Company Stock. Only a Participant's Before Tax Contributions and Basic Deductions, related Company Contributions and Additional Company Contributions, and

       Additional Contributions and Supplemental Deductions may be invested in the UCAR Discounted Stock Fund.

           3.3.8 U.S. SAVINGS BOND FUND - A fund established solely for U.S. Savings Bonds previously purchased under the Plan as of March 31, 1993. No additional bonds may be purchased for or invested in the U.S. Savings Bond Fund. Bonds shall remain in the U.S. Savings Bond Fund until such time as (i) the Participant directs that they shall be sold by the Trustee, (ii) they are distributed to the Participant or his Beneficiary, or (iii) on or after maturity, the Committee determines to redeem the Bonds and reinvest the proceeds in accordance with the Participant's then Continuing Investment Order for the Account in which the bonds were invested.

       The Committee reserves the right to add and/or change any of the Investment options under the Plan, at any time.

       Notwithstanding  anything  to the  contrary  under  this  Section  3.3 of
 Article III, any monies allocated to any Fund may be invested temporarily in obligations of a short-term nature, including prime commercial obligations or part interests therein, or in interests in any trust fund that has been or shall be created and maintained by the Trustee or any other person or entity as trustee for the collective short-term investment of funds of trusts for employee benefit plans qualified under Code Section 401(a). Earnings paid or accrued on such investments shall be applied towards the payment of costs and expenses of administering the Trust Fund as set forth in Section 7.2 of Article VII of the Plan. However, nothing in this Article III shall prevent the Trustee from holding any cash in the Trust Fund pending its investment without obligation to credit interest thereon.

       3.4 SUPPLEMENTAL DEPOSITS AND ROLLOVER DEPOSITS. A Participant shall direct that his Rollover Deposits described in Section 8.13, and his Supplemental Deposits be invested in any or all of the Investment Options, in one percentage point increments except that a Participant's Supplemental Deposits and Rollover Deposits may not be invested in the UCAR Discounted Stock Fund. The Participant shall give such directions at the time he makes such a Rollover Deposit or a Supplemental Deposit.

       3.5  CHANGE  OF  INVESTMENTS.  Subject  to the other  provisions  of this
Article III:

            3.5.1 A Participant may at any time change his Investment Options currently in effect with respect to subsequent Before Tax Contributions, related Company Contributions, Basic Deductions, related Additional Company Contributions, Supplemental Deductions, and Additional Contributions made to his Tax Deferred Account or Personal Investment Account, subject to the percentage limitations of Section 3.3 of this Plan.

            3.5.2 A Participant may at any time direct the sale of any or all shares of stock in the UCC Stock Fund or the Praxair Stock Fund and the redemption of any or all bonds in the U.S. Savings Bond Fund, and the reinvestment of the proceeds therefrom in any other Investment Option.

            3.5.3 A Participant may elect to redeem his interest, in whole or in part, in the Fixed Income Fund and/or an Equity Investment Fund and/or the Balanced

       Fund and/or the UCAR Stock Fund, and reinvest the proceeds therefrom in any other Investment Option.

           3.5.4 Each Participant who invests his Tax Deferred Account or Personal Investment Account in the UCAR Discounted Stock Fund may not sell such units in that Account and reinvest in other options until twelve months after the date on which such Participant purchased the applicable unit in the UCAR Discounted Stock Fund except that this sentence shall not apply in the event of a Participant's death, Disability or other Termination of Employment, or a Change in Control.

       3.6 INSTRUCTIONS BY A PARTICIPANT FOR HIS ACCOUNTS. A Participant shall give orders for the investment, reinvestment, sale or redemption of his Tax Deferred Account and Personal Investment Account, subject to the provisions of this Article III, as follows:

           3.6.1 A CONTINUING INVESTMENT ORDER which shall direct the application of contributions to his Tax Deferred Account and contributions to his Personnel Investment Account to the purchase of any Investment Options as designated by the Participant in accordance with the provisions of Section 3.3. A Participant may change his instructions by making a new Continuing Investment Order.

           3.6.2 A SELLING AND REINVESTMENT ORDER which shall direct the liquidation, in whole or in part, of any Investment Option held in his Tax Deferred Account or Personal Investment Account, and the reinvestment of the proceeds in any other Investment Options as designated by the Participant in accordance with the percentage limitations of Section 3.3.

           3.6.3 THE REPAYMENT OF ANY PLAN LOANS pursuant to Section 5.8 of the Plan shall be invested solely in the Plan's Fixed Income Fund except to the extent a Participant directs in his loan application that such amounts should be invested otherwise. In no event shall loan repayments be invested in the UCAR Discounted Stock Fund.

       3.7 PURCHASES AND SALES.

           3.7.1 Investment of amounts directed by a Continuing Investment Order in the Investment Options shall be made, if administratively practicable, not later than the business day following the day the Basic Deduction, related Additional Company Contribution, Before Tax Contribution, related Company Contribution, Additional Contribution and Supplemental Deduction are made.

           3.7.2 Investment of amounts directed by a Selling and Reinvestment Order shall be made if administratively practicable, no later than the business day following the day on which the proceeds from a Selling and Reinvestment Order are received.

           3.7.3 The sale of stock, the redemption of bonds and the liquidation of a Participant's interest in an Investment Option under a Selling and Reinvestment Order shall be complied with as soon as administratively practicable after its receipt by the Trustee in accordance with procedures adopted by the Administrative Committee, but not later than the end of the business day following the day the Order is received.

       3.8 COST AND EXPENSES. In accordance with the rules and regulations adopted by the Committee, all costs and expenses, including transfer taxes and brokerage commissions, incurred in connection with (i) the sale and redemption of bonds in the U.S. Savings Bond Fund or stock of Union Carbide Corporation or Praxair, Inc. for a Participant's Tax Deferred Account and Personal Investment Account or (ii) the purchase and sale of stock in the UCAR Stock Fund or UCAR Discounted Stock Fund, shall be deducted from the proceeds of such stock or bonds and, in the case of purchases for the UCAR Stock Fund or UCAR Discounted Stock Fund, charged to the applicable Fund.

       3.9 CUSTODY OF SECURITIES. All cash, U.S. bonds, certificates for shares of stock in the UCAR Stock Fund and UCAR Discounted Stock Fund, the UCC Stock Fund and Praxair Stock Fund, evidences of ownership of Fixed Income Fund units and Equity Investment Fund and Balanced Fund interests and all other Plan assets shall be held in the custody of the Trustee until disposed of under the provisions of this Plan.

       3.10 VALUE OF FIXED INCOME FUND. Basic Deductions, related Additional Company Contributions, Before Tax Contributions, related Company Contributions, Additional Contributions, Supplemental Deductions and Supplemental Deposits allocated by a Participant to the Fixed Income Fund shall be converted into fixed income investment units. At regular intervals, the Administrative Committee will set an interest rate for the Fixed Income Fund.

       3.11 PROCEEDS OF FIXED INCOME FUND. A Participant requesting the liquidation of his interest in the Fixed Income Fund shall be credited with the value of his Fixed Income Fund investment, including interest to the date of such liquidation.

       3.12 VALUE OF EQUITY INVESTMENT FUND. Basic Deductions, related Additional Company Contributions, Before Tax Contributions, related Company Contributions, Additional Contributions, Supplemental Deductions and Supplemental Deposits allocated by a Participant to an Equity Investment Fund or the Balanced Fund shall be valued at the published price or by the Fund manager, as appropriate, for the relevant fund.

       3.13 PROCEEDS OF EQUITY INVESTMENT FUND. A Participant requesting the liquidation of his interest in an Equity Investment Fund or the Balanced Fund shall be credited with the net proceeds received by the Trustee from his liquidation of such Fund.

       3.14 VALUE OF UCAR STOCK FUND AND UCAR DISCOUNTED STOCK FUND. Basic Deductions, related Additional Company Contributions, Before Tax Contributions, related Company Contributions, Additional Contributions, Supplemental Deductions and Supplemental Deposits allocated by a Participant to the UCAR Stock Fund, and Basic Deductions, related Additional Company Contributions, Before Tax Contributions and related Company Contributions allocated by a Participant to the UCAR Discounted Stock Fund, shall be converted into UCAR Stock Fund investment units, and UCAR Discounted Stock Fund investment units, respectively. The value of each investment unit for a given day is determined by dividing the market value (as defined in the next sentence) of the applicable Fund for that day by the number of outstanding investment units in the applicable Fund. For these purposes, the market value of the Fund on a day is determined by (i) multiplying the number of shares of UCAR Stock in the respective Fund on the relevant day by the closing price of UCAR Stock on the New York Stock Exchange -- Composite Transactions for that day, and (ii) adding the value of any cash or other short-term investments in the Fund. For purposes of Participants' investments in the UCAR Discounted Stock Fund, such investments shall be determined so as to be equivalent to purchasing UCAR Stock at 90% of its market price.

       3.15 PROCEEDS OF UCAR STOCK FUND AND UCAR DISCOUNTED STOCK FUND. A Participant requesting the liquidation of his interest in the UCAR Stock Fund or UCAR Discounted Stock Fund shall be credited with an amount equal to the number of investment units he then has in each Fund times the value of an investment unit in the Fund for that day, as determined under Section 3.14.

       3.16 VALUATION OF TAX DEFERRED ACCOUNTS AND PERSONAL INVESTMENT ACCOUNTS. On any Valuation Date, a Participant's interest in the Trust Fund shall be equal to the value of his Tax Deferred Account and his Personal Investment Account. The value of a Participant's Tax Deferred Account and Personal Investment Account on any Valuation Date shall equal the greater of zero or the value of his Tax Deferred Account and Personal Investment Account as of the preceding Valuation Date, increased by:

            (a) all Before Tax Contributions, related Company Contributions, Additional Contributions, Basic Deductions, related Additional Company Contributions, Supplemental Deductions and Supplemental Deposits allocated to such accounts since the preceding Valuation Date;

            (b) any income and gains (realized and unrealized) since the preceding Valuation Date on bonds in the U.S. Savings Bond Fund, stock in the UCC Stock Fund and Praxair Stock Fund allocated to his Tax Deferred Account or Personal Investment Account and units in the Fixed Income Fund, UCAR Stock Fund and

       UCAR Discounted  Stock Fund, and units of any Equity  Investment Fund and
       Balanced  Fund  allocated  to  his  Tax  Deferred   Account  or  Personal
       Investment Account;

            (c) any assets transferred from the Savings Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies, if applicable; and decreased by:

            (d) any losses (realized and unrealized) since the preceding Valuation Date on bonds in the Government Bond fund, stock in the UCC Stock Fund and Praxair Stock Fund allocated to his Tax Deferred Account or Personal Investment Account and units in the Fixed Income Fund, UCAR Stock Fund and UCAR Discounted Stock Fund, and units of any Equity Investment Fund and Balanced Fund allocated to his Tax Deferred Account or Personal Investment Account;

            (e)  the  amount  of any  distributions  to such  Participant  under
       Section 5.1 and withdrawals by such Participant under Section 5.4, 5.5 or
       5.6 since the preceding Valuation Date; and

            (f) any expenses, taxes or other amounts charged to the Trust Fund since the preceding Valuation Date pursuant to Sections 7.2, 8.3, 8.7,
       8.12 and 9.3 of this Plan and allocated to his Tax Deferred Account or Personal Investment Account.

       3.17 STATEMENTS FURNISHED PARTICIPANTS. A Participant shall be furnished a statement of his Tax Deferred Account and Personal Investment Account by the Company at least annually.

       3.18 PROCEEDS OF STOCK SOLD. A Participant directing the sale of stock in the UCC Stock Fund or Praxair Stock Fund for his Tax Deferred Account or Personal Investment Account shall be credited with the actual net proceeds received by the Trustee from the sale of such stock less all expenses, commissions and fees.

       3.19 DIVIDENDS. Dividends received on UCAR stock in the UCAR Stock Fund shall automatically be reinvested in the UCAR Stock Fund at the then unit value of the Fund.

            Dividends received on UCAR Stock in the UCAR Discounted Stock Fund shall automatically be reinvested in units in the UCAR Discounted Stock Fund based on reinvestment at 90% of the share price.

            Dividends on stock in the UCC Stock Fund and Praxair Stock Fund for a Participant shall automatically be invested in the Fixed Income Fund for the Participant.

       3.20 RIGHTS, WARRANTS AND SCRIP. If any rights, warrants or scrip are issued on stock held in the UCAR Stock Fund or UCAR Discounted Stock Fund, the Trustee shall automatically exercise the rights, warrants or scrip for whole shares, and shall automatically offer the rights, warrants, or scrip for fractional shares for sale on the open market and shall reinvest the proceeds in the UCAR Stock Fund at the then unit value.

            If any rights, warrants or scrip are issued on stock held in the UCC Stock Fund or Praxair Stock Fund, the Trustee shall, if so directed by the Committee, exercise the rights, warrants or scrip for whole shares, which shares shall be for such Participant's Account, and shall automatically offer the rights, warrants, or scrip for fractional shares for sale on the open market and shall reinvest the proceeds in the Fixed Income Fund for the Participant.

       3.21 VOTING RIGHTS. Forms will be made available to each affected Participant, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA ("Named Fiduciary") to instruct the Trustee with regard to the voting of any shares of stock credited to the UCC Stock Fund and Praxair Stock Fund for that Participant. The Trustee will vote such shares only as directed by the Participant. If a Participant fails to give timely directions as to the voting of such shares of stock, the Trustee will vote such shares in the same proportion as it votes the shares for which the Trustee receives directions.

            Forms will be made available to each affected Participant as a Named Fiduciary to instruct the Trustee with regard to the voting of all shares of Company Stock in the UCAR Stock Fund and UCAR Discounted Stock Fund. The Trustee will vote the shares in each such Fund for or against any proposal in the same proportion as the proportion of units actually voted by Participants for or against such proposal.

       3.22 TENDER OFFERS. Each affected Participant or Beneficiary, as a Named Fiduciary, shall have the right to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to stock of Union Carbide Corporation credited to the UCC Stock Fund and shares of stock of Praxair, Inc. credited to the Praxair Stock Fund for that Participant or
Beneficiary. If the Trustee does not receive timely directions from a Participant or Beneficiary as to the manner in which to respond to such a tender or exchange offer, then the Trustee shall not tender or exchange any such shares of stock. Union Carbide Corporation and Praxair, Inc. shall use their best efforts to timely distribute to each Participant or Beneficiary such information as is distributed to other shareholders in connection with any such tender or exchange offer.

            Each affected Participant or Beneficiary, as a Named Fiduciary, shall have the right to direct the Trustee in writing, as to the manner in which to respond to a tender or exchange offer with respect to Company Stock in the UCAR Stock Fund or UCAR Discounted Stock Fund. The Trustee will tender or exchange that number of shares of Company Stock that bears the same proportion to the total number of shares in the Fund as the number of units for which a tender or exchange is directed bears to the total number of outstanding units in each Fund. The Corporation shall use its best efforts to timely distribute to each Participant or Beneficiary such information as is distributed to other shareholders in connection with any such tender or exchange offer.

       3.23 UCAR STOCK AND UCAR DISCOUNTED STOCK. The following rules shall apply to UCAR Stock held in the UCAR Stock Fund and UCAR Discounted Stock Fund:

            3.23.1 UCAR Stock shall be purchased on the New York Stock Exchange or from the Corporation.

            3.23.2  Notwithstanding  anything herein to the contrary, if, in the discretion of the Trustee, it is necessary to limit the daily volume of purchases and/or sales of UCAR Stock in the best interests of the Plan Participants, then such purchases and/or sales may be made over a period of up to 30 days.
                                       42

                                   ARTICLE IV

                       LIMITATION ON MAXIMUM CONTRIBUTIONS
                       -----------------------------------
                          AND BENEFITS UNDER ALL PLANS
                          ----------------------------


       4.1 GENERAL. By reason of Section 2.13, Before Tax Contributions, related Company Contributions, Additional Contributions, Basic Deductions, related Additional Company Contributions, Supplemental Deductions, and Supplemental Deposits for a Participant under this Plan will not exceed the maximum limitations imposed by section 415 of the Code, if all other defined contribution plans and all defined benefit plans of all Employers and Affiliates are disregarded. It is intended that any limitation imposed by section 415 of the Code arising by reason of a Participant's participation in one or more other such plans shall be implemented as provided in this Article IV, notwithstanding any contrary provision of the Plan.

       4.2 AFFILIATE. For purposes of this Article IV, the definition of Affiliate in Section 1.3 shall be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever the phrase "at least 80 percent" would otherwise be applicable under said provision.

       4.3 LIMITATION YEAR. For purposes of this Article IV, the limitation year shall be the Plan Year.

       4.4 ANNUAL ADDITIONS. "Annual Addition" means for each Participant the sum for any year of (i) contributions made by the Company or an Affiliate allocable to the Participant under all defined contribution plans maintained by the Company or an Affiliate, (ii) forfeitures allocable to the Participant under all such plans, (iii) the amount of the

Participant's contributions to all such plans, (iv) any amount attributable to post-retirement medical benefits or life insurance allocated to a separate account after March 31, 1984 on behalf of a Participant under Section 415(1)(1) and Section 419(d) of the Code. The Participant's contributions described in clause (iii) of the first sentence and in the second sentence of this Section
4.4 shall not include any rollover amounts (as defined in Section 402(c) of the Code), any repayments of loans or any prior distributions repaid to a plan upon the exercise of buy-back rights under the Plan and the Retirement Program. A contribution shall be taken into account as an Annual Addition for purposes of this Article IV for the Limitation Year in which it is allocated to the Participant's account under the applicable plan.

       4.5 DEFINED BENEFIT AND DEFINED  CONTRIBUTION PLANS. For purposes of this
Article IV, "defined benefit plan" or "defined contribution plan" shall mean whichever of the following is applicable: a defined benefit plan or a defined contribution plan described in section 401(a) of the Code, which includes a trust which is exempt from income tax under section 501(a) of the Code; provided that a Participant's contributions under a plan which otherwise qualifies as a defined benefit plan shall be treated as a defined contribution plan.

       4.6 AGGREGATION OF DEFINED CONTRIBUTION PLANS. In applying the limitation on annual additions provided in this Article IV, all defined contribution plans maintained by all Employers and Affiliates shall be aggregated.

       4.7 DEFINED CONTRIBUTION PLAN LIMITATION. The sum of the Annual Additions for any Participant to all defined contribution plans maintained by all Employers and Affiliates for any year shall not exceed the lesser of (1) thirty thousand dollars ($30,000) (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code), or (2) twenty-five percent of such Participant's Earnings for such year.

       4.8 DEFINED CONTRIBUTION PLAN FRACTION DETERMINATION. For purposes of this Section 4.8, a Participant's "Defined Contribution Plan Fraction" shall be determined as follows:

       (A) NUMERATOR. For any Limitation Year, the numerator shall be the sum of the Annual Additions to the Participant's accounts under all defined contribution plans maintained by the Company or an Affiliate in such year and in all prior Limitation Years.

       (B) DENOMINATOR. For any Limitation Year, the denominator shall be the lesser of the following amounts, determined for such year and for each prior Limitation Year of the Participant's credited service with the Company or an Affiliate:

           (I) One hundred and twenty-five percent (125%) of the maximum dollar limit for such year determined under Section 6.7 of this Plan, or

           (II) thirty-five percent (35%) of the Participant's Earnings for such year.

       4.9 DEFINED  BENEFIT PLAN  FRACTION  DETERMINATION.  For purposes of this
Section 4.9, a Participant's "Defined Benefit Plan Fraction" shall be determined as follows for any Limitation Year:

       (A) NUMERATOR. The numerator shall be the sum of the projected annual benefits (as defined in section 415(e)(2) of the Code) of the Participant under all defined benefit plans maintained by the Company or an Affiliate as of the close of such year, disregarding benefits derived from the Participant's contributions, if any, but the amount of such numerator shall not be less than the sum of the amount of the Participant's accrued benefit under each such defined benefit plan determined as of December 31, 1982 based on the terms of such defined benefit plans as in effect on July 1, 1982.

       (B) DENOMINATOR. The denominator shall be the lesser of the following amounts:

          (I) one hundred and twenty-five percent (125%) of the maximum dollar limitation applicable to defined benefit plans for such year under sections 415(b)(1)(A) and 415(d) of the Code, but not less than the sum of the Participant's accrued benefit under all defined benefit plans maintained by the Company or an Affiliate in which the Participant participates, determined as of December 31, 1982, based on the terms of such defined benefit plans as in effect on July 1, 1982, or

          (II) one hundred forty percent (140%) of the Participant's average annual Earnings for the three (3) consecutive years in which the Participant's Earnings were highest.

       4.10 COMBINED LIMITATION. If a Participant participates in one or more defined benefit plans maintained by the Company or an Affiliate, the sum of the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as of the close of any Limitation Year may not exceed 1.0. In order to prevent such sum from exceeding 1.0, benefits under any defined benefit plan in which the Participant participates shall be reduced to the extent necessary for that purpose.

       4.11 ALTERNATIVE METHOD. The Committee may, in its discretion, determine any amounts required to be taken into account under this Article IV by such alternative methods as shall be permitted under applicable regulations or rulings issued by the United States Department of the Treasury.

       4.12 TREATMENT OF EXCESSES.

            4.12.1 If amounts contributed to any defined contribution plan by or on behalf of a Participant must be reduced in any Limitation Year to comply with the limit on Annual Additions in Section 4.7 of this Plan, the amounts contributed to such defined contribution plans shall be reduced in the following order:

            (a)  Supplemental Deposits made under Section 2.8 of the Plan;

            (b)  Supplemental Deductions made under Section 2.7 of the Plan;

            (c)  Additional Contributions made under Section 2.6 of the Plan;

            (d)  Basic  Deductions  made  under  Section  2.7 of the  Plan;

            (e) Additional Company Contributions made under Section 2.10 of the Plan;

            (f)  Before Tax Contributions made under Section 2.3 of the Plan;

            (g)  Company Contributions made under Section 2.5 of the Plan; and

            (h) Contributions to any defined benefit plan treated as a defined contribution plan. Amounts contributed by or on behalf of a Participant to one category shall be reduced to zero before any reduction is made of any such amounts contributed to the next lowest category. If, notwithstanding subparagraphs (a) through
                 (g) of this subsection 4.12.1, a Before Tax Contribution, Additional Contribution, Supplemental Deposit, Supplemental Deduction or Basic Deduction is made on behalf of a Participant which results in the limitations set forth in Section 4.7 of this Article IV being exceeded, then such excess and any earnings thereon may be returned to such Participant.

          4.12.2 The amount of Company Contributions or Additional Company Contributions (or forfeitures) which may not be allocated to a Participant's Tax Deferred Account or Personal Investment Account because of the limitations of this Article IV or of Section 2.13 of this Plan shall be used to reduce Company Contributions or Additional Company Contributions for the following Limitation Year (and succeeding Limitation Years, if necessary) for that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. If the
       Participant is not covered by the Plan as of the end of the Limitation Year, such excess Company Contributions or Additional Company Contributions shall be held unallocated in a suspense account for the Limitation Year. The amounts in such suspense account shall be used to reduce Company Contributions or Additional Company Contributions on behalf of each Participant to whom such amounts are allocated or reallocated, for the Limitation Year in which such amounts are allocated or reallocated, and shall be allocated and reallocated in the following manner:

             (i) The amounts in such suspense account shall be allocated and reallocated in the following Limitation Year to the Accounts of the remaining Participants in the Plan.

             (ii) If the allocation or reallocation of the amounts in such suspense account causes the limitations set forth in Article IV or in Section 2.13 of the Plan to be exceeded with respect to all Participants' Accounts for that Limitation Year, then the amounts which may not be allocated as the result of such limitations shall be held unallocated in the suspense account. All amounts so remaining in the suspense account must be allocated and reallocated among the Accounts of the remaining Participants (subject to the limitations set forth in this Article IV or in Section 2.13 of the Plan) in the following Limitation Year, and succeeding Limitation Years, if necessary.

Notwithstanding  the  foregoing,   any  Before  Tax  Contributions,   Additional
Contributions,  Basic  Deductions,   Supplemental  Deductions  and  Supplemental
Deposits  may be returned to the  Participant.

       4.13 NOTICE OF REDUCTION. The Committee shall give prompt notice to any Participant whose benefit is reduced pursuant to the provisions of this Article IV.

                                    ARTICLE V

                      DISTRIBUTIONS, WITHDRAWALS AND LOANS
                      ------------------------------------

       5.1 DISTRIBUTION OF TAX DEFERRED ACCOUNT AND PERSONAL INVESTMENT ACCOUNT ON TERMINATION OF EMPLOYMENT.

           5.1.1 TERMINATION OTHER THAN DEATH. If the total value of the Tax Deferred Account and Personal Investment Account of a Participant whose employment terminates for any reason (including termination on account of disability) other than death is thirty five hundred dollars ($3,500) or less, or the value exceeds thirty five hundred dollars ($3,500) and such Participant consents in writing, then such Participant shall receive the entire value of such Participant's Tax Deferred Account and Personal Investment Account, valued as of the last Valuation Date preceding such Participant's termination, in a single-sum payment. Subject to Section 5.7, the payment shall be made to the Participant as soon after such Participant's employment terminates as the Committee shall determine to be administratively practicable.

           5.1.2 SETTLEMENT OPTIONS. If the total value of the Tax Deferred Account and Personal Investment Account of a Participant whose employment terminates for any reason (including termination on account of disability) other than death exceeds thirty five hundred dollars ($3,500) and such Participant does not consent in writing to receive the entire value of such Participant's Tax Deferred Account and Personal Investment Account in accordance with Section 5.1.1, then such Participant shall be deemed to have deferred receipt of the entire value of such

       Participant's Tax Deferred Account and Personal Investment Account until April 1 of the calendar year following the calendar year in which such Participant attains age seventy and one-half (70 1/2). Such a Participant may elect, in accordance with procedures determined by the Committee, to receive the entire value (but not part except as provided in the following sentence) of such Participant's Tax Deferred Account and Personal Investment Account in a single-sum payment at any time prior to April 1 of the calendar year following the Participant's attainment of age seventy and one-half (70 1/2). In addition, a Participant who has been deemed to have deferred receipt of the value of his Tax Deferred Account and Personal Investment Account may elect, in accordance with procedures determined by the Committee, to receive partial distributions from his/her Tax Deferred Account and Personal Investment Account at any time prior to April 1 of the calendar year following his/her attainment of age seventy and one-half (70 1/2) (provided that the balance in such accounts remains above thirty five hundred dollars ($3,500)) or to receive the entire balance of his Tax Deferred Account and Personal
       Investment Account in monthly installments (provided that (i) the aggregate balance in such Accounts is at least ten thousand dollars
       ($10,000) at the time of such election and (ii) at the time of termination of employment the Participant is eligible to receive an immediate benefit under the Company's Retirement Program). The number of monthly installments shall be selected by the Participant and shall be:
       (i) at least twenty four (24),  (ii) in  increments  of twelve (12),  and
       (iii) last no longer than the Participant's life expectancy based on appropriate Internal Revenue Service tables.

       The amount of each monthly installment shall be determined by dividing the aggregate balance of the Participant's Personal Investment Account and Tax Deferred Account by the number of months selected by the Participant and shall be re-calculated at the end of every year by dividing the balance remaining in such Accounts by the number of months left in the period selected by the Participant. A Participant who elects to receive monthly installments shall select an investment liquidation sequence, which may be changed by the Participant no more frequently than once per month, to provide cash for the monthly installments. The Participant may stop such monthly installments at any time, but they may not be started again for at least six months. If monthly installments are stopped when a Participant has a balance of thirty five hundred dollars ($3,500) or less, the Participant shall receive the entire value of his Tax Deferred Account and Personal Investment Account in a single-sum payment. Partial distributions under this Section 5.1.2 must be at least $500 and in $100 increments and may be made no more frequently than once every ninety (90) days. A Participant may not receive a partial distribution while he is receiving monthly installment payments pursuant to this Section 5.1.2.

            A Participant who has been deemed to have deferred receipt of any part of such Participant's Tax Deferred Account or Personal Investment Account under this Section 5.1.2 may change such Participant's Investment Options during such deferral period in accordance with the terms of the Plan. In the event the Committee determines that it is prudent to do so, the Committee may defer a

       Participant's election to receive amounts invested in the Fixed Income Fund prior to age 70 1/2 or defer a Participant's election to another Investment Option.

            Any   payment   deferral   and/or   election   to  receive   partial
       distributions or monthly installments under this Section 5.1.2 shall be subject to the provisions of Section 5.1.5 of the Plan.

            Unless another settlement option is selected, the entire value of such Participant's Tax Deferred Account and Personal Investment Account shall be distributed to such Participant in a single-sum payment as soon after April 1 of the calendar year following the calendar year in which such Participant attains age seventy and one-half (70 1/2) or such earlier date selected by the Participant as provided above, as the Committee shall determine to be administratively practicable. If a Participant who has been deemed to have deferred receipt of any part of such Participant's Tax Deferred Account and Personal Investment Account under this Section 5.1.2 dies after such Participant's termination of employment, but prior to April 1 of the calendar year following such Participant's attainment of age seventy and one-half (70 1/2), then the Participant shall be deemed to have terminated employment on account of death and the entire value of such Participant's Tax Deferred Account and Personal Investment Account shall be paid to such Participant's Beneficiary in accordance with Section 5.1.3.

            5.1.3  TERMINATION  ON  DEATH.  (a)  If a  Participant's  employment terminates on account of the Participant's death, the value of the Participant's Tax Deferred Account and Personal Investment Account, valued as of the last day of the month in which occurs the Participant's death, shall be paid in a lump sum to the Participant's surviving spouse, unless such spouse has consented to the designation of the Participant's beneficiary as the Participant's Beneficiary. No consent under this Section 5.1.3 shall, subject to subsection (d) hereof, be effective unless either (i) such consent is in writing, the terms of such consent acknowledge its effect, the execution of such consent is witnessed by a person representing the Plan or a notary public, as the Committee may determine, and such consent otherwise complies with such rules as the Committee may adopt, or (ii) it is established to the satisfaction of the Committee that the required consent cannot be obtained because the Participant does not have a spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a spouse (or establishment that the consent of a spouse cannot be obtained) shall only be effective with respect to such spouse. The designation of a beneficiary other than the Participant's surviving spouse shall be subject to the provisions of
       Section 5.1.5 of the Plan.

            (b) If a Participant's spouse has consented to the designation of the Participant's beneficiary as the Participant's Beneficiary and either
       (i) the Participant has not effectively designated a beneficiary, or (ii) the beneficiary designated has not survived the Participant and no alternative designation of beneficiary shall be effective, then the
       Participant's Beneficiary shall be the estate of the deceased Participant. If the Participant's surviving spouse or beneficiary cannot be located for a period of one year following death, despite mailing to his last known address, and if such surviving spouse or beneficiary has not made a written claim for benefits within such period to the Committee, such surviving spouse or beneficiary shall be treated as having predeceased the Participant. The Committee may require such proof of death and such evidence of the right of any person to receive all or part of the benefit of a deceased Participant as the Committee may deem desirable.

            (c) The lump sum payment pursuant to subsection (a) shall be made to the Participant's surviving spouse or Beneficiary as soon after the Participant's death as the Committee shall determine to be administratively practicable but, with respect to a Beneficiary other than the Participant's spouse, no later than five years after the Participant's death.

            (d) If the total value of the Participant's Tax Deferred Account and Personal Investment Account exceeds $3,500 and distribution is to be made to the Participant's surviving spouse, then such surviving spouse may elect to receive installment payments with the number of payments not to exceed such surviving spouse's life expectancy.

            (e) A surviving spouse entitled to make an election under subsection
       (d) of this Section 5.1.3 may defer the commencement of payment under this Section 5.1.3 until a date not later than December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

            5.1.4 MANDATORY DISTRIBUTIONS. The Tax Deferred Account and Personal Investment Account of a Participant shall be entirely distributed to such Participant or shall commence to be distributed not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

            5.1.5 ACCOUNT DISTRIBUTION RULES.

                  5.1.5.1 TERMINATION OF EMPLOYMENT. In the event a Participant elects to defer the receipt and/or receive payment in partial distributions or monthly installments of his Tax Deferred Account or his Personal Investment Account, then such Participant shall be deemed to have made the same election with regard to the distribution of his Personal Investment Account and his Tax Deferred Account, respectively.

                  5.1.5.2 BENEFICIARY DESIGNATION. In the event a Participant has designated a beneficiary other than his surviving spouse for his Tax Deferred Account or his Personal Investment Account in accordance with Section 5.1.3, then such designation shall also apply to all of such Participant's Accounts under the Plan.

                  5.1.5.3  ORDER  OF   LIQUIDATION.   The   distribution   of  a
           Participant's Accounts upon termination of employment shall be made by liquidating his accounts in the following order:

                  (i) First, the Participant's Personal Investment Account; and

                  (ii) Second, the Participant's Tax Deferred Account.

       5.2 FORM OF PAYMENT OF ACCOUNTS. All payments made under Section 5.1 shall be made entirely in cash, unless the Participant or the Beneficiary, as the case may be, elects to receive any whole shares of stock represented by his units in the UCAR Stock Fund or UCAR Discounted Stock Fund, or stock in the UCC Stock Fund and/or Praxair Stock Fund in his accounts, in lieu of the cash value of such stock.

       5.3 REHIRE PRIOR TO DISTRIBUTION OF ACCOUNTS. In the event that a Participant whose employment has terminated again becomes an Employee prior to the distribution of his Accounts, such distribution shall be deferred until the subsequent termination of his employment.

       5.4 WITHDRAWAL BY PARTICIPANT FROM TAX DEFERRED ACCOUNT DURING EMPLOYMENT PRIOR TO THE ATTAINMENT OF AGE 59 1/2. Prior to attaining age 59 1/2, a Participant may make a withdrawal from his Tax Deferred Account prior to his termination of employment if and only if the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. The Committee shall determine whether the withdrawal is made on account of an immediate and heavy financial need and whether the withdrawal is necessary to satisfy such financial need in accordance with uniform and non-discriminatory standards. The Committee may, in its discretion, adopt either or both of the procedures set forth in Section 5.4.2(a) and Section 5.4.2(b) of the Plan to assist it in determining whether a withdrawal is necessary to satisfy an immediate and heavy financial need.

           5.4.1 A withdrawal will be deemed to be made on account of an immediate and heavy financial need of the Participant if the withdrawal is on account of: (i) medical expenses described in Section 213(d) of the Code incurred or to be incurred by the Participant, the Participant's spouse, or any dependents of the

       Participant, (ii) the purchase (excluding mortgage payment) of the Participant's principal residence, (iii) the payment of tuition for the next 12 months of post-secondary education for the Participant's spouse or any dependents of the Participant, (iv) the need to prevent eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence, or (v) other pressing financial needs of the Participant.

           5.4.2 A withdrawal may be treated by the Committee as necessary to satisfy a Participant's financial need if the requirements of either (a) or (b) are satisfied:

           (a)  The  Committee  may  reasonably  rely  upon  the   Participant's
                representation that such need cannot be relieved:

                (i) through reimbursement or compensation by insurance or otherwise;

                (ii) by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause an immediate and heavy financial need;

                (iii) by cessation of Before Tax  Contributions  and  Additional
                      Contributions under the Plan; or

                (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Company or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

           (b) A withdrawal will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                (i) the withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant;

                (ii) the Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Company;

                (iii) the Plan,  and all other plans  maintained by the Company, provide that the Participant's elective contributions and Participant contributions will be suspended for at least 12 months after receipt of the hardship withdrawal; and

                (iv) the Plan, and all other plans maintained by the Company, provide that the Participant may not make elective contributions for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the limitation set forth in
                      Section 402(g) of the Code for such next taxable year, less the amount of such Participant's elective contributions for the taxable year of the hardship withdrawal.

       5.5 WITHDRAWAL BY PARTICIPANT FROM TAX DEFERRED ACCOUNT DURING EMPLOYMENT AFTER THE ATTAINMENT OF AGE 59 1/2. On or after attaining age 59 1/2, a Participant may make a withdrawal from his Tax Deferred Account prior to his termination of employment.

       5.6 WITHDRAWAL BY PARTICIPANT FROM PERSONAL INVESTMENT ACCOUNT DURING EMPLOYMENT.

           5.6.1 (a) WITHDRAWALS WITHOUT SUSPENSIONS. A Participant remaining in the employment of the Company may make the following withdrawals from his Personal Investment Account, on such prior written notice to the Company as the Company shall announce from time to time, without incurring a suspension of Additional Company Contributions under Section 5.6.3:

            (i) Up to the entire current value of his Personal Investment Account, less the sum of the Additional Company Contributions made to his Personal

                  Investment Account during the preceding twenty-four month period, if at least twenty-four months have elapsed since the Participant first made Basic Deductions for his Personal Investment Account or, if he has made a prior withdrawal under this Subparagraph (a)(i), at least twenty-four months have elapsed since such last withdrawal. Additional Company Contributions made to the Participant's Personal Investment Account during the twenty-four month period preceding the Participant's withdrawal will remain in the Participant's Personal Investment Account.

            (ii) Up to the sum of his Supplemental Deductions and Supplemental Deposits, less the sum of any Supplemental Deductions or Supplemental Deposits previously withdrawn, but not more than the entire current value of his Personal Investment Account, if at least twelve months have elapsed since the Participant first made Supplemental Deductions or Supplemental Deposits or, if he has made a prior withdrawal under this Subparagraph
                  (a)(ii), at least twelve months have elapsed since such last withdrawal.

       If a Participant making a withdrawal under this Section 5.6.1 does not withdraw the entire withdrawable amount in his Personal Investment Account, the unwithdrawn balance will remain in the Participant's Personal Investment Account. In the event of any withdrawal under this Section 5.6, the Participant's interest in the UCAR Discounted Stock Fund shall be the last funds liquidated.

           5.6.2 WITHDRAWAL WITH SUSPENSIONS. A Participant who is not eligible to make a withdrawal under Section 5.6.1 may, on such prior written notice to the Company as the Company shall announce from time to time, make a withdrawal of an amount up to the entire current value of his Personal Investment Account, less the sum of Additional Company
       Contributions made during the preceding twenty-four month period; provided, however, that his Company Contributions and Additional Company Contributions shall be suspended as provided in Section 5.6.3.

           5.6.3 SUSPENSIONS. If a Participant makes a withdrawal from his Personal Investment Account under Section 5.6.2, his Company Contributions and Additional Company Contributions under the Plan for his Tax Deferred Account and Personal Investment Account, shall be automatically suspended until the end of the third calendar month following such withdrawal.

           At the end of such three month period Company Contributions and Additional Company Contributions will be automatically resumed and allocated according to the Continuing Investment Order in effect prior to such withdrawal, unless the Participant gives other instructions.

       5.7 COMMENCEMENT OF BENEFITS. Unless the Participant otherwise elects pursuant to the provisions of this Plan, benefits under this Plan will be paid to the Participant not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

            5.7.1  the  date  on  which  the  Participant   attains  his  Normal
       Retirement Date;

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

            5.7.2 the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

            5.7.3 the Participant's most recent  termination of employment.

       5.8  LOANS.

            5.8.1 LOANS AUTHORIZED. Commencing on such date as may be determined by the Committee, an Eligible Individual may apply to the Committee for a loan under this Plan. Upon receipt of a loan application, the Committee may in its discretion instruct the Trustee to make a loan to such Eligible Individual out of the Trust Fund, effective as of such date as the Committee shall designate, if such loan meets the requirements of
       Section 5.8.2. In determining whether to grant a loan under this Section 5.8, the Committee shall consider only those factors which would be considered in a normal commercial setting of an entity in the business of making loans, and shall act in accordance with uniform and non-discriminatory standards. A Participant will be permitted to have only five loans outstanding at any time.

            5.8.2 LOAN REQUIREMENTS. A loan shall not be made to an Eligible Individual pursuant to this Section 5.8 unless such loan:

                 (a) Does not exceed the lesser of (i) fifty thousand dollars ($50,000), reduced by the excess (if any) of (I) the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan was made, over (II) the outstanding balance of loans from

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

                      the Plan on the date on which such loan was made, or (ii) one-half (1/2) of the present value of the Eligible Individual's Tax Deferred Account and Personal Investment Account, determined as of no earlier than the last Valuation Date preceding the Eligible Individual's application for a loan;

                 (b) Is exempt from the tax imposed by section 4975 of the Code by reason of section 4975(d)(1) of the Code;

                 (c) Is adequately secured by a portion (not in excess of fifty percent (50%) of the present value) of the Eligible Individual's Tax Deferred Account and Personal Investment Account;

                 (d) Bears interest, payable annually to the Trust Fund or to such account or accounts in the Trust Fund as the
                      Committee shall determine and at such rate as the Committee shall determine;

                 (e) Is, by its terms, required to be repaid upon the earlier of the date of the Eligible Individual's death, or the expiration of a fixed term of not more than five years; provided, however, that the Committee may permit a thirty year term in the case of loans used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Eligible Individual;


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

                 (f)  Requires substantially level amortization of the principal
                      and  interest  of  such  loan,   with  payments  not  less
                      frequently than quarterly, over the term of the loan;

                 (g)  Is in an amount of at least $1,000;

                 (h) Is made pursuant to a loan agreement to be executed by the Eligible Individual and the Trustee, on a form containing such terms and provisions as the Committee shall in its sole discretion determine;

                 (i) Satisfies the requirements of Section 408(b)(1) of ERISA and the Department of Labor's regulations promulgated thereunder;

                 (j) Is made in accordance with the specific provisions set out by the Committee; and

                 (k)  Meets such other requirements as the Committee may set.

           5.8.3 If any loan granted to an Eligible  Individual pursuant to this
       Section 5.8 is not repaid on the date required under Section 5.8.2(e), the Committee may, to the extent permitted by law, without prior notice to the Eligible Individual, direct the Trustee to sell, redeem or otherwise dispose of such collateral as the Eligible Individual has given for the loan and apply the proceeds thereof to the repayment of the loan. A sale, redemption or disposal of a Participant's Account pursuant to this paragraph will be treated as any other distribution under the Plan and will be subject to any applicable penalties, including any suspension of contributions under the Plan.

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

           5.8.4 If an Eligible Individual receives a loan under this Section 5.8, his status as an Eligible Individual in the Plan and his rights with respect to his Plan benefits shall not be affected, except to the extent that the Eligible Individual has used his interest in his Tax Deferred Account or Personal Investment Account as security for the loan, pursuant to Section 5.8.2.

           5.8.5 For the purposes of this Section 5.8 an "Eligible Individual" shall include any Participant who is currently an Employee or any Participant or former Participant who has ceased to be an Employee on account of retirement.

           5.8.6 Loan funds will be made available by first liquidating all of a Participant's Personal Investment Account, and then such Participant's Tax Deferred Account. To the extent a Participant's Accounts are invested in more than one Investment Option, he or she may designate in writing the order in which such Investment Options will be liquidated for Plan loans (except that UCAR Discounted Stock will always be the last fund liquidated). If the Participant does not so designate an order, Investment Options will be liquidated in the following order (to the extent applicable):

                   i.      Fixed Income Fund;
                   ii.     Balanced Fund;
                   iii.    Equity Income Fund;
                   iv.     Equity Indexed Fund;
                   v.      Equity Growth Fund;
                   vi.     Praxair Common Stock;
                   vii.    UCC Stock;
                   viii.   U.S. Savings Bonds;
                   ix.     UCAR Stock; and
                   x.      UCAR Discounted Stock (to the extent permitted).


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

       5.9 DIRECT ROLLOVERS. This Section 5.9 applies to all distributions made on or after January 1, 1993.

           5.9.1 Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 5.9, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible retirement distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

           5.9.2 The following definitions shall apply to this Section 5.9:

                  5.9.2.1 Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the account of the distributee under the Plan, except that an eligible rollover distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and
           (iii) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                  5.9.2.2 Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an


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

           individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  5.9.2.3 Distributee: A distributee includes a Participant or former Participant. In addition, the Participant's or former
           Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are distributees with regard to the interest of the spouse or former spouse.

                  5.9.2.4 Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


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                                   ARTICLE VI

                                 TOP HEAVY RULES
                                 ---------------

            6.1    TOP-HEAVY PLAN.

                   6.1.1 TOP-HEAVY PLAN DEFINED. If, on the last day of any Plan
            Year, the "Determination Date," the aggregate value of the Tax Deferred Accounts and Personal Investment Accounts of Key Employees under the Plan exceeds 60% of the aggregate value of the Tax
            Deferred   Accounts   and  Personal   Investment   Accounts  of  all
            Participants in the Plan, the Plan shall be top-heavy and the provisions of this Article VI shall apply for the following Plan Year.

                   The Plan  shall  also be  top-heavy  if the Plan is part of a required aggregation group of plans and the required aggregation group is top-heavy. The term "required aggregation group" shall mean
            (i) each plan of the Company or an Affiliate  which  qualifies under
            Section 401(a) of the Code in which at least one Key Employee is a Participant, and (ii) any other plan which enables a plan described in the preceding subsection (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code. The Company may also treat any other plan not required to be included in the "required aggregation group" as being part of such group if such group would continue to meet the requirements of Sections 401(a)(4) or 410 of the Code with such plan being taken into account. If the Plan is part of an aggregation group, it will be considered top heavy if the sum of accrued benefits for Key Employees in the aggregation group is more than 60% of the aggregate present value of accrued benefits of all participants in the aggregation group.

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

                   6.1.2   AMOUNTS   INCLUDED  IN  ACCOUNTS.   For  purposes  of
            determining whether this Plan is top-heavy, the value of a Participant's Tax Deferred Account and Personal Investment Accounts includes the amount of any distribution made to such Participant pursuant to Section 5.1, and any withdrawal made by such Participant pursuant to Section 5.4, Section 5.5 or Section 5.6, if such distribution or withdrawals were made during the Plan Year or the preceding four Plan Years.

            6.2  MINIMUM  TOP-HEAVY  BENEFITS  If the  Plan is  top-heavy  under
Section 6.1, the Company Contribution and Additional Company Contribution for each Participant other than a Participant who is a Key Employee, shall be increased by an amount that, when added to the sum of the Participant's Before Tax Contributions, related Company Contributions, Additional Contributions and Additional Company Contributions made under this Plan without regard to this
Section 6.2, shall bring the total amount contributed for such Participant under this Plan to three percent (3%) of such Participant's Earnings.

            For purposes of this Section 6.2 only, the term "Participant" shall also include any Employee who is otherwise eligible to participate in the Plan but for his failure to authorize his Employer to reduce his Compensation in accordance with Section 2.3 of this Plan.

            6.3 REDUCTION IN COMBINED LIMITATION. If the Plan is top-heavy under
Section 6.1, the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction, determined under Sections 4.8 and 4.9, respectively, shall be determined by substituting "1.0" for "1.25" in each place "1.25" appears in such sections unless, on the last day of the Plan Year in which the Plan is found to be top-heavy under Section 6.1, the aggregate value of the Tax Deferred Accounts and Personal Investment Accounts of Key Employees under

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

the Plan does not exceed 90 percent of the aggregate value of the Tax Deferred Accounts and Personal Investment Accounts for all Participants in the Plan and the Company elects to substitute "four percent (4%)" for "three percent (3%)" in
Section 6.2.

       6.4 KEY EMPLOYEE. For purposes of this Article VI, a "Key Employee" shall be any employee of an Employer or an Affiliate who, at any time during the Plan Year or any of the four preceding Plan Years, is:

           6.4.1 one of the 50 Employees of an Employer or an Affiliate who has the highest Earnings during the Plan Year or any of the preceding four Plan Years of all Employees of all Employers and Affiliates if such Employee is also an officer of an Employer or an Affiliate and such Earnings exceed one hundred and fifty percent (150%) of the dollar amount described in Code Section 415(c)(1)(A);

           6.4.2 one of the 10 Employees owning (or considered as owning within the meaning of Code Section 318) both more than a one-half (1/2) percent interest and the largest interests in an Employer or an Affiliate among all Employees of all Employers and Affiliates; provided however, that such Employee shall not be a Key Employee unless such Employee's Earnings exceed $30,000 or such other dollar limitation in effect under Code
       Section 415(c)(1)(A) for the Plan Year and provided further that if two or more Employees have the same interest in an Employer or an Affiliate the Employee having greater annual Earnings from the Employer or an Affiliate shall be treated as having the larger interest;

           6.4.3 a five percent (5%) owner of an Employer or an Affiliate;


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

           6.4.4 a one percent (1%) owner of an Employer or an Affiliate if such owner's annual Earnings exceed $150,000; or

           6.4.5 a Beneficiary of a Key Employee described in Sections 6.4.1 through 6.4.4, inclusive.

       6.5 AUTOMATIC REMOVAL. In the event that it shall be determined by statute, regulation or ruling of the Internal Revenue Service that the provisions of this Article VI are no longer necessary in whole or in part to qualify this Plan under the Code, this Article VI shall be ineffective to such extent without amendment to the Plan.

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

                                   ARTICLE VII

                                      TRUST
                                      -----

       7.1 TRUSTEE. To provide for the administration of the Plan, the Company has entered into a Trust Agreement with a Trustee appointed by the Company, in such form and containing such provisions as the Company may deem appropriate, including, but not limited to, provisions with respect to the powers and authority of the Trustee (including the management of funds and/or providing
Investment Options and retirement elections under this Plan by some other institution or institutions, as directed by the Committee from time to time), the authority of the Company to amend the Trust Agreement and to terminate the Trust, and the authority of the Company to settle the accounts of the Trustee on behalf of all persons having an interest in the Plan, and a provision that, except as provided in Section 10.11 of this Plan, it shall be impossible at any time for any part of the corpus or income of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Eligible Employees or their Beneficiaries.

       7.2 TRUST EXPENSES. Costs and expenses of administering the Trust Fund, including Trustees' fees and investment managers' fees, shall be paid from the Trust Fund, unless they are paid by an Employer.


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

                                  ARTICLE VIII

                                 ADMINISTRATION
                                 --------------

       8.1 ADMINISTRATIVE COMMITTEE. There is hereby created an Administrative Committee (the "Committee") which shall consist of not less than three (3) members, one of whom shall be the Chief Financial Officer of the Company, to be appointed by and serve at the pleasure of the Chief Executive Officer of the Company. The Chief Executive Officer may, at any time, fill vacancies or require the resignation of one or more of the members of a Committee with or without cause. In the event that a vacancy or vacancies shall occur on the Committee, the remaining member or members shall act as the Committee until the Chief Executive Officer fills such vacancy or vacancies. No person shall be ineligible to be a member of a Committee because he is, was or may become entitled to benefits under the Plan or because he is a director and/or officer of an Employer or Affiliate or a Trustee; provided, that no Participant who is a member of the Committee shall participate in any determination by the Committee specifically relating to the disposition of his own Tax Deferred Account or Personal Investment Account (including any determination with respect to a hardship withdrawal or a loan pursuant to Sections 5.4 and 5.8, respectively).

       8.2 LIMITATION OF LIABILITY; INDEMNITY.

           8.2.1 Except as otherwise provided by law, no person who is a member of the Committee, or any employee, director or officer of any Employer or Affiliate, may incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan.


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

           8.2.2 The Company shall indemnify and save harmless each member of the Committee, and each employee, director or officer of any Employer or Affiliate, from and against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever), unless such person shall have acted in bad faith or been guilty of willful misconduct or gross negligence in respect of his duties, actions or omissions in respect of the Plan.

       8.3 COMPENSATION AND EXPENSES. The members of the Committee shall serve without compensation for their services as such members. All expenses reasonably incurred by the Committee shall be treated as an expense of the Trust Fund unless paid by an Employer. The members of the Committee shall serve without bond unless the Company or the provisions of any applicable laws shall require otherwise, in which event the Employers shall pay the premium thereon.

       8.4 VOTING, CHAIRMEN, SUBCOMMITTEES.

           8.4.1 A majority of the members of the Committee at the time in office may do any act which the Plan authorizes or requires the Committee to do. The action of such majority of the members expressed from time to time by a vote at a meeting, or in writing without a meeting, or by conference telephone or similar communications equipment allowing all persons participating in the meeting to hear

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

       each other at the same time, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members at the time in office. Where action is taken by members of the Committee by conference telephone or similar communications equipment, such action shall be confirmed in writing by such members as soon as practicable thereafter. The Secretary shall maintain minutes reflecting Committee meetings and shall cause each action taken in writing without a meeting, and each written confirmation of action taken by conference telephone or similar communications equipment, to be included in the minutes of the Committee.

           8.4.2 The Chief Executive Officer of the Company shall name one of the members of the Committee as Chairman. The members of the Committee shall elect a Secretary who may, but need not be, a member of the Committee, and they may appoint from their number such subcommittees as they shall determine.

       8.5 PAYMENT OF BENEFITS. The Committee shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustee to pay such benefits to or on order of the Committee. The Committee shall be authorized to give to any party such instructions as may be necessary or appropriate in order to provide for the payment of benefits in accordance with the Plan.

       8.6  POWERS  AND  AUTHORITY:  ACTION  CONCLUSIVE.   Except  as  otherwise
expressly provided in the Plan or in the Trust Agreement, or by the Board of Directors of the Company:

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

           8.6.1 The Committee shall be responsible for the administration of the Plan.

           8.6.2 The Committee shall have all powers necessary or helpful for the carrying out of its responsibilities, and the decisions or action of the Committee in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

           8.6.3 The Committee may delegate to one or more of its members or any other person the right to act on its behalf in all matters connected with the administration of the Plan.

           8.6.4 Without limiting the generality of the foregoing, the Committee shall have full discretionary authority to:

                  8.6.4.1   Determine  all  questions   arising  out  of  or  in
           connection with the terms and provisions of the Plan except as otherwise expressly provided herein;

                  8.6.4.2 Make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan, and fix the annual accounting period of the trust established under the Trust Agreement as required for tax purposes;

                  8.6.4.3  Construe  all  terms,   provisions,   conditions  and
           limitations to the Plan;

                  8.6.4.4   Determine   all   questions   relating  to  (i)  the
           eligibility of persons to receive benefits hereunder, (ii) the amount of Compensation and

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

           Earnings of a Participant during any period hereunder,  and (iii) all
           other   matters  upon  which  the  benefits  or  other  rights  of  a
           Participant or other person shall be based hereunder;

                  8.6.4.5 Determine all questions relating to the administration of the Plan (i) when disputes arise between an Employer and a Participant or his Beneficiary, spouse or legal representatives, and
           (ii) whenever the Committee deems it advisable to determine such questions in order to promote the uniform administration of the Plan.

The foregoing list of powers is not intended to be either complete or exclusive, and the Committee shall, in addition, have such powers as may be necessary for the performance of its duties under the Plan and the Trust Agreement.

       8.7 COUNSEL AND AGENTS. The Committee may employ such counsel, including legal counsel, accountants, investment advisors, physicians, agents and such clerical and other services as it may require in carrying out the provisions of the Plan, and shall charge the fees, charges and costs resulting from such employment as an expense of the Trust Fund unless paid by an Employer. Unless otherwise provided by law, any person so employed by a Committee may be legal or other counsel to an Employer, a Subsidiary, a member of a Committee or an officer or member of the Board of Directors of an Employer or a Subsidiary.

       8.8 RELIANCE ON INFORMATION. The members of the Committee and any Employer and its officers, directors and employees shall be entitled to rely upon all tables, valuations, certificates, opinions, and reports furnished by any accountant, trustee, insurance company,

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

counsel or other expert who shall be engaged by an Employer or the Committee, and the members of the Committee and any Employer and its officers, directors and employees shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

       8.9 FIDUCIARIES. The Plan and the operation of the Plan are intended to satisfy the provisions of Section 404(c) of ERISA. Subject to the preceding sentence, the provisions of this Section 8.9 shall apply notwithstanding any other contrary provisions of the Plan or the Trust Agreement.

           8.9.1 The named fiduciaries under the Plan shall be the members of the Committee, who shall be named fiduciaries with respect to control or management of the assets of the Plan, and who shall have authority to control or manage the operation and administration of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Trustee.

           8.9.2 The named fiduciaries under the Plan shall have the right, which shall be exercised in accordance with the procedures set forth in
       Section 8.4.1 and/or in the Trust Agreement for action by the Committee, to allocate responsibilities, fiduciary or otherwise, among named fiduciaries, and the named fiduciaries (or any of them to whom such right shall be allocated) shall have the right to designate persons other than named fiduciaries to carry out responsibilities, fiduciary or otherwise, under the Plan.

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

           8.9.3 The members of the Committee shall together establish and carry out, or cause to be provided by those persons (including without limitation, any investment manager, trustee or insurance company) to whom responsibility or authority therefor has been allocated or delegated in accordance with this Plan or the Trust Agreement, a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. For such purposes, the Committee shall, at a meeting duly called for the purpose, establish a funding policy and method which satisfies the requirements of ERISA, and shall meet annually at a stated time of the year to review such funding policy and method. All actions taken with respect to such funding policy and method and the reasons therefor shall be recorded in the minutes of the meetings of the Committee.

           8.9.4 Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

           8.9.5  Any  named   fiduciary  under  the  Plan,  and  any  fiduciary
       designated by a named fiduciary pursuant to Section 8.9.2 to whom such power is granted by a named fiduciary under the Plan, may employ one or more Persons to render advice with regard to any responsibility such fiduciary has under the Plan.

           8.9.6 The Committee or such of them to whom such power shall be allocated, may appoint an investment manager or managers, as defined in section 3(38) of ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan.

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



           8.9.7 Except to the extent otherwise provided by law, if any duty or responsibility of a named fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan or of the Trust Agreement, then such named fiduciary shall not be liable for an act or omission of such person in carrying out such duty or responsibility.

       8.10 PLAN ADMINISTRATOR. The Company shall be the administrator of the Plan, as defined in section 3(16)(A) of ERISA.

       8.11 NOTICES AND ELECTIONS. An Employee shall deliver to the Committee all directions, orders, designations, notices or other communications on appropriate forms to be furnished by the Committee. The Committee shall also receive notices or other communications for Participants from the Trustee and transmit them to the Participants. All elections which may be made by a Participant under this Plan shall be made in a time, manner and form determined by the Committee unless a specific time, manner or form is set forth in the Plan.

       8.12 TAXES PAYABLE BY TRUSTEE. Taxes, if any, other than transfer taxes, payable by the Trustee shall be charged against the Tax Deferred Accounts and Personal Investment Accounts pro rata to the values of the cash and/or securities affected.

       8.13 ROLLOVERS. An Employee (whether or not otherwise eligible to participate in the Plan) may, with the consent of the Committee, transfer to the Plan all or any portion of the property such Employee received from a plan qualified under Section 401(a) of the Code provided that such distribution is an eligible rollover distribution as such term is defined in Section 402(c) of the Code ("Rollover Deposits").

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       8.14  PLAN-TO PLAN  TRANSFERS.  The Trustee may transfer the balance of a
Participant's Tax Deferred Account and Personal Investment Account to the trustees of any trust qualified under Section 401(a) of the Code. The Trustee may make such a transfer only at the direction of the Committee.

       The Trustee may accept as part of the Trust Fund property transferred from a trust qualified under Section 401(a) of the Code. The Trustee may accept such a transfer only at the direction of the Committee. Such property shall at all times be maintained by the Trustee in a segregated account. A Participant shall at all times be one hundred percent (100%) vested in any property so transferred to the Trust Fund. Such property shall be distributed to the Participant or his Beneficiary within the time required for distribution of his Tax Deferred Account and Personal Investment Account under Article V.

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
                                   ARTICLE IX

                   AMENDMENT, TERMINATION, ADOPTION AND MERGER
                   -------------------------------------------

       9.1 Modification or Amendment of Plan. The Company reserves the right at any time and from time to time to amend the Plan in whole or in part; provided that, except as provided in Section 9.4 or as otherwise permitted by law, no amendment shall be made which (a) would cause or permit any part of the corpus or income of the Trust Fund to be diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, (b) would cause or permit any portion of the assets of the Trust Fund to revert to or become the property of any Employer or Affiliate at any time, or (c) would divest any Participant of any amount previously credited to his Tax Deferred Account or Personal Investment Account. However, the Committee shall also have the right, subject to the same restrictions set forth in the first sentence of this Section 9.1, to amend the Plan (a) to retain the Plan's qualified status under Code
Section 401(a), or to comply with any other provision of law, or (b) in any other respect to the extent that the annual cost of such amendments to the Plan for the Plan Year under this clause (b), determined without regard to the effective date of such amendments, does not exceed five hundred thousand dollars ($500,000). The Committee shall report to the Finance and Pension Committee of the Board of Directors of the Company at its next meeting regarding any amendments adopted by the Committee pursuant to this Section 9.1.

       9.2 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS. The Plan may be terminated by the Company at any time in the Company's sole discretion, in whole or in

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part. Upon any such termination, the Committee shall instruct the Trustee either
(a) to distribute or dispose of the net assets of the Trust Fund (remaining after payment of or provision for all expenses of final administration and
liquidation)   exclusively  for  the  benefit  of  all  Participants  (or  their
Beneficiaries, as the case may be) according to their respective shares of the Trust Fund as of the date of such termination or discontinuance, or (b) to continue the Trust Fund with distributions to be made at the time and in the manner provided for by Article V.

       9.3 EXPENSES OF TERMINATION In the event of the complete or partial termination of the Plan, the expenses incident thereto shall be a prior claim and lien upon the assets of the Trust Fund and shall be paid or provided for prior to the distribution of any benefits pursuant to such termination, unless such expenses are paid by an Employer.

       9.4 AMENDMENTS REQUIRED FOR QUALIFICATION. All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan under section 401(a) of the Code or corresponding provisions of subsequent law, to continue the Plan as so qualified, to meet the requirements of section 401(k) of the Code or to comply with any other provision of law. Accordingly, notwithstanding any other provisions of this Plan, the Company may amend, modify or alter the Plan with retroactive effect in any respect or manner necessary to qualify the Plan under section 401(a) of the Code, to continue the Plan as so qualified, to meet the requirements of section 401(k) of the Code or to comply with any other provision of law.

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

       9.5 ADOPTION OF PLAN BY EMPLOYERS.

           9.5.1 With the consent of the Company, any Subsidiary may adopt the Plan and the Trust Agreement for any of its divisions or locations as it may specify by delivering to the Committee and the Trustee:

                  9.5.1.1 A written instrument, duly executed and acknowledged:

                  (a)  adopting  and  assuming,   jointly  and  severally,   the
                       obligations of the Company under the Plan and Trust Agreement;

                  (b) appointing the Company and the Committee as its agents and attorneys-in-fact for all purposes with respect to the Plan and Trust Agreement, including amending or terminating the Plan and Trust Agreement and giving or receiving notices, instructions, directions and other communications to the Trustee; and

                  (c) specifying the divisions or locations for which it is adopting the Plan and Trust Agreement.

                  9.5.1.2 A duly certified copy of resolutions of the board of directors of the adopting corporation, or a similar document from the person or persons having the power to bind the partnership or other entity, authorizing the adoption of the Plan and the Trust Agreement and approving and authorizing the execution, acknowledgment and delivery of the written instrument described in Section 9.5.1.1; and


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                  9.5.1.3 A copy of a document  evidencing the Company's consent to the adoption of the Plan and the Trust Agreement by such Subsidiary.

           9.5.2 The Company's consent to any adoption of this Plan and Trust Agreement shall be evidenced by:

                  9.5.2.1 written approval and consent to such adoption by the Committee if such adoption would add fewer than 100 Eligible Employees or

                  9.5.2.2 a resolution of the Company's Board of Directors approving and consenting to such adoption if such adoption would add 100 or more Eligible Employees on its effective date.

           9.5.3 In giving its consent to any adoption of the Plan and Trust Agreement under Section 9.5.2, the Company or the Committee may make its consent subject to such terms and conditions as it may prescribe.

       9.6 DISCONTINUANCE OF PARTICIPATION. An Employer's discontinuance of its participation under the Plan may be voluntary or involuntary, partial or complete, as described below:

           9.6.1 Any Employer may, with the approval of the Committee, elect, at any time, to discontinue its participation hereunder in whole or in part with respect to any of its divisions or locations by filing written notice thereof with the Committee and specifying the group or groups of Participants affected by such election.

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

           9.6.2 The Plan shall discontinue as to all Participants of any Employer which shall be declared bankrupt or which makes any general assignment for the benefit of creditors.

           9.6.3 The Plan shall discontinue as to Participants of any Employer in the event of the dissolution, merger, consolidation, or sale or other disposition of the business and assets or stock of such Employer, unless provision is made for the continuance of the Plan by a successor. In the event the Plan is discontinued pursuant to this Section 9.6.3, the Committee shall make such current or deferred distribution to the Participants affected by such discontinuance as it shall deem appropriate and in accordance with Section 9.7 and the other provisions of the Plan; provided, however, if provision is made for the continuance of the Plan by a successor, the Board of Directors of the Company or, if such disposition of the business is either approved by the Board of Directors of the Company or is a disposition for which no approval by the Board of Directors is required, the Committee may, if they so determine, direct that the portion of the Trust Fund allocable to such Participants be transferred to a successor qualified plan or funding medium covering such Participants. The Committee, in its sole discretion, may permit the value of such Participants' Tax Deferred Accounts and Personal Investment Accounts to remain in the Plan pending the completion of the dissolution, merger, consolidation or sale or other disposition of the business and assets or stock of such Participants' Employer, as the case may be, for such a period of time as shall be designated by the Committee.

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

       9.7 MERGER. Subject to the provisions of this Section 9.7, the Plan may be amended to provide for the merger of the Plan, in whole or in part, or a transfer of all or a part of its assets or liabilities, to any other qualified plan within the meaning of section 401(a) or 403(a) of the Code, including such a merger or transfer in lieu of a distribution which might otherwise be required under the Plan. In the event of such a merger or consolidation of this Plan or transfer of its assets or liabilities to any other plan in whole or in part, each Participant shall be entitled to a benefit immediately after the merger, consolidation or transfer (if such other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then been terminated).

       9.8 TRANSFER OF A SUBSIDIARY, DIVISION, BRANCH OR BUSINESS UNIT. Notwithstanding anything herein to the contrary, if at any time a subsidiary or any division, branch or business unit of the Company shall be transferred as a going business and on that account certain Participants shall remain in the employ of any subsidiary or shall transfer to the acquiring company, the Board of Directors or, if such transfer of a subsidiary, division, branch or business unit of the Company is either approved by the Board or is a transfer for which no approval by the Board is required, the Administrative Committee may, if they so determine, provide for the withdrawal and segregation of the assets of the Trust Fund attributable to such Participants, based on the value of their respective accrued benefits including Company payments in the Trust Fund determined as though such Participants had terminated employment as of the date of such transfer as a going business.

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
                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

       10.1 CLAIMS PROCEDURE. If a claim for benefits under this Plan is wholly or partially denied, the claimant shall be provided with a notice setting forth the specific reason or reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim, an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure. Within 60 days after notification of a denial of benefits, such claimant may, upon written application, appeal such denial to the Committee for a review. Such claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing. Within 60 days of receipt of such written application for review, the Committee shall make a decision in writing, including specific reasons for the decision, with references to the pertinent Plan provisions. Under special circumstances the Committee may extend the time for processing such a review, but a decision shall be rendered not later than 120 days after receipt of the request for review. In the event that government regulations shall impose a different standard for review, such required standard shall be followed in lieu of the above.

       10.2 PLAN NOT AN EMPLOYMENT CONTRACT. Neither the adoption of this Plan by an Employer nor any action of any Employer, the Committee, or the Trustee under this Plan, nor participation in this Plan or failure to participate in this Plan by any person, shall be held or construed to confer upon any person any legal right to be continued as an employee of any Employer or Affiliate. All employees, whether or not they participate in this Plan, shall be

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subject to discharge to the same extent as they would have been if this Plan had never been adopted.

       10.3 CONSENT TO TERMS OF PLAN AND TRUST AGREEMENT. An Employee by becoming a Participant in this Plan consents and agrees to all the terms and provisions of this Plan, the Trust Agreement, and any rules and regulations adopted by the Committee pursuant to the provisions of this Plan, as they may each be amended from time to time.

       10.4 TRANSFER OF INTEREST NOT PERMITTED. Except as respects any assignment or encumbrance to secure a loan from the Trust Fund which is made pursuant to Section 5.8, and except as set forth in Section 10.4.1 and as otherwise may be required by law, no person shall have any power to assign, transfer, pledge, encumber, commute, or anticipate any interest in the Trust Fund or in any payment to be made under the Plan, and any attempt to assign, transfer, pledge, encumber, commute or anticipate the same shall be void; nor shall any such interest be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of the person entitled to such benefit or payment or subject to levy, garnishment, attachment, execution or other legal or equitable process.

           10.4.1 QUALIFIED  DOMESTIC RELATIONS ORDER. The provisions of Section
       10.4 shall not be applicable to a Qualified Domestic Relations Order and payment of benefits shall be made in accordance with the terms of such order.

           The Committee shall promptly notify a Participant and any Alternate Payee of the receipt of a Domestic Relations Order and of the Plan's procedure for determining whether the order constitutes a Qualified Domestic Relations Order. Within a reasonable period of time after the receipt of such order, the Committee,

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

       in accordance with such procedures as it shall from time to time establish, shall determine whether such order constitutes a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

            During any period of time in which the issue of whether a Domestic Relations Order constitutes a Qualified Domestic Relations Order is being determined by the Committee, by a court of competent jurisdiction, or otherwise, the Committee shall separately account for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If within the eighteen (18) month period beginning on the date on which the first payment would be required to be made under the Domestic Relations Order such order is determined to be a Qualified Domestic Relations Order, the Committee shall pay such amounts to the person or persons entitled thereto. If within such eighteen (18) month period it is determined that such order is not a Qualified Domestic Relations Order, or the issue as to whether such order so qualifies is not resolved, then the Committee shall pay such amounts to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order which is made after the end of such eighteen-month period shall be applied prospectively only. The provisions of this Section 10.4.1 became effective as of January 1, 1985, provided however, that in the case of a Domestic Relations Order entered before such date, the Committee:

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

          (a) shall treat such order as a Qualified Domestic Relations Order if the Trustee is paying benefits pursuant to such order on January 1, 1985; and

          (b) may treat any other Domestic Relations Order entered before January 1, 1985 as a Qualified Domestic Relations Order even if such order does not meet the requirements of the preceding provisions of this Section 10.4.1.

       10.5 OBLIGATIONS OF EMPLOYERS LIMITED. The Employers assume no obligations under this Plan except those specifically stated in this Plan. No person shall have any right to participate in profits by reason of this Plan except to the extent expressly set forth herein. The Employers shall be under no legal obligation to make any contributions to the Trust Fund except as expressly provided herein.

       10.6 SEPARATION OF INVALID PROVISIONS. If any provision of this Plan or the Trust Agreement is held invalid, the remainder of the Plan or Trust Agreement shall not be affected thereby.

       10.7 PAYMENT TO A MINOR OR INCOMPETENT. In the event that any amount is payable to a minor or other legally incompetent person, such amount may be paid in any of the following ways, as the Committee in its sole discretion shall determine:

           10.7.1  To  the  legal   representatives   of  such  minor  or  other
       incompetent person;

           10.7.2 Directly to such minor or other incompetent person;

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

           10.7.3 To a parent or guardian of such minor, or to a custodian for such minor under the Uniform Gifts to Minors Act (or similar statute) of any jurisdiction or to the person with whom such minor shall reside.

Payment to such minor or incompetent person, or to such other person as may be determined by the Committee, as above provided, shall discharge all Employers, the Committee, the Trustee and any insurance company or other person or corporation making such payment pursuant to the direction of the Committee, and none of the foregoing shall be required to see to the proper application of any such payment to such person pursuant to the provisions of this Section 10.7.

       10.8 DOUBT AS TO RIGHT TO PAYMENT. If at any time any doubt exists as to the right of any person to any payment hereunder or as to the amount or time of such payment (including, without limitation, any doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Committee shall be entitled, in its discretion, to direct the Trustee (or any insurance company) to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

       10.9 FORFEITURE UPON INABILITY TO LOCATE DISTRIBUTEE. Notwithstanding any other provision of the Plan, in the event that the Committee cannot locate any person to whom a

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

payment is due under the Plan, and no other payee has become entitled thereto pursuant to any provision of the Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Committee shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable state law); provided that any benefit so forfeited shall be restored if such person subsequently makes a valid claim for such benefit.

       10.10 CONTRIBUTIONS CONDITIONED ON INITIAL QUALIFICATION AND DEDUCTIBILITY. Notwithstanding any other provision of this Plan, each Before Tax Contribution, related Company Contribution, Additional Contribution and Additional Company Contribution made by an Employer under this Plan is conditioned on:

               10.10.1 A determination by the Internal Revenue Service that the Plan qualifies under section 401 of the Code for the Plan Year as to which such Employer first makes a contribution hereunder; and

               10.10.2 The deductibility of such contribution under section 404 of the Code.

       10.11 NO DIVERSION OF TRUST FUND. It shall be impossible at any time for any part of the Trust Fund to be (within the taxable year or thereafter) used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries (including the payment of the expenses of the administration of the Plan and of the Trust); provided that:

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

           10.11.1 A contribution that is made by an Employer by a mistake of fact shall be returned to such Employer upon its request within one year after the payment of the contribution; or

           10.11.2 A contribution that is conditioned upon its deductibility under section 404 of the Code shall be returned to the contributing Employer upon its request, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance; or

           10.11.3 A contribution that is conditioned on qualification of the Plan under section 401 of the Code shall, if the Plan does not so qualify, be returned to the contributing Employer within one year after the date of denial of qualification of the Plan.

Subject to Article IX, the Trust shall continue for such time as may be necessary to accomplish the purpose for which it is created.

       10.12 USAGE. Whenever applicable the masculine gender, when used in the Plan, shall include the feminine and neuter genders, and the singular shall include the plural.

       10.13 GOVERNING LAW. The Plan shall be governed by, construed and administered under the law of the State of Connecticut without regard to the principles of conflict of laws, to the extent not preempted by Federal law.

       10.14 CAPTIONS. The captions contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan and in no way shall affect the Plan or the construction of any provision thereof.

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

       IN WITNESS WHEREOF, and as evidence of the adoption of this Plan, the Company has caused this instrument to be signed by its duly authorized officer and its corporate seal to be hereunto affixed and attested this day of , 1997.

                                                       UCAR CARBON COMPANY INC.


                                                       By /s/ John C. Arnold
                                                          ------------------
                                                          (title)



                                       95